UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2011

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
Inflation Protected Securities
Short Duration Government
Ultra-Short Duration Government

Goldman Sachs Short Duration and Government
Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	ULTRA-SHORT DURATION GOVERNMENT

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	29

Financial Statements	58

Financial Highlights	66

Notes to Financial Statements	76

Other Information	98

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Inflation Protected Securities Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate securities, high yield securities and securities issued by foreign corporate and governmental issuers. Inflation protected securities are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. Fixed income securities are subject to the risks associated with debt securities, including credit, liquidity and interest rate risk. High yield, lower rated fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities issued by foreign or emerging market issuers are less liquid and are subject to greater price volatility than U.S. securities and will be subject to the risks of currency fluctuations and fluctuations due to sudden economic or political developments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and
Government Fixed Income Funds

Market Review

The six months ended September 30, 2011 (the “Reporting Period”) were dominated in the fixed income market by investor concerns about the economic outlook and fiscal challenges in the U.S. and Europe, resulting in significant volatility.

Economic growth was already slowing when the Reporting Period began in April 2011, as political unrest in the Middle East and North Africa had caused oil prices to spike, thereby reducing consumers’ disposable income. Economic growth was also under pressure in the aftermath of the massive earthquake and tsunami that had struck Japan in mid-March. The tragedy in Japan created severe disruptions in global supply chains that rely on Japanese parts, leading to a sharp drop in U.S. and global industrial production. The crisis at the Fukushima nuclear power plant also appeared to weigh heavily on sentiment among consumers, businesses and investors.

Challenges to global economic growth continued to build as the second calendar quarter progressed, as Greek budget data revealed a larger than expected deficit, raising concerns that Greece would require additional support to avoid defaulting on its debt. Despite these challenges, riskier fixed income sectors performed relatively well during the quarter, even as the yield on the 10-year U.S. Treasury note fell from approximately 3.5% at the start of April to below 3% in late June. For example, high yield corporate bonds returned 1.05% in the second calendar quarter, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped while emerging market bonds returned 3.37%, as measured by the Barclays Capital Emerging Markets Index.

Early in the third calendar quarter, investors became increasingly concerned about the possibility of a Greek default and the potential implications for the rest of Europe. Policymakers responded with a number of steps that helped to stabilize markets, leading to a continuation of the relatively positive performance in riskier sectors of the fixed income market. In particular, Greece approved additional austerity measures in a closely watched vote that allowed the country to receive funds under the 2010 bailout agreement, and the International Monetary Fund and European Union agreed to a second bailout plan for Greece near the end of July.

Market volatility, however, increased dramatically in late July and early August as investors’ focus turned to the U.S. A contentious debate over increasing the U.S. debt ceiling raised concerns about the potential for a U.S. default and the possibility of a downgrade of the U.S.’ AAA credit rating. Although U.S. policymakers eventually reached an agreement to raise the debt ceiling, the budget cuts agreed to were not enough to prevent Standard & Poor’s from downgrading the U.S. to AA+. The unprecedented downgrade of U.S. sovereign debt appeared to weigh heavily on investors’ risk appetite, and riskier sectors of the financial markets fell sharply during the first week of August.

MARKET REVIEW

The sell-off in riskier asset classes continued through the rest of August and September, leading policymakers to respond with additional measures in an effort to calm markets. In a historic move, the Federal Reserve Board (“the Fed”) announced in August that it would maintain short-term interest rates at current low levels into 2013. It was the first time the Fed had pegged its “exceptionally low” rates to a specific date. The European Central Bank announced that it would begin buying Spanish and Italian government bonds. In September, the Fed took another unconventional step to boost the economy when it announced a new program, dubbed “Operation Twist” to extend the maturity of its Treasury security holdings. The Fed’s stated goal was to lower longer-term interest rates and thereby spur spending and investment. By the end of the third calendar quarter, 10-year U.S. Treasury yields had fallen to 1.92%, a decline of more than 150 basis points since the start of the Reporting Period. (A basis point is 1/100th of a percentage point.) Riskier fixed income sectors underperformed U.S. Treasuries, with both the high yield corporate bond and emerging markets debt sectors lagging U.S. Treasuries by more than 10% in the third calendar quarter overall.

Looking Ahead

Weak economic data prompted downward revisions to economic forecasts during the third calendar quarter, but looking ahead we believe policy developments will likely be the more dominant influence on the global economic outlook. At the end of September, the primary risk to growth in our view remained the turmoil in the Eurozone, where policymakers are working to reach consensus on how to address the severe debt and fiscal problems in the peripheries and to prevent further contagion across global risk markets. Though we believe economic growth will continue, albeit at a slow pace, across the largest developed economies, we see risk of a potentially sharp downturn if Europe’s sovereign debt crisis escalates. In the near term, we do not anticipate a resolution sufficient to restore either investor confidence or market stability, and thus we expect market volatility to continue in the months ahead within the financial markets.

At the end of the Reporting Period, U.S. policy was caught between two conflicting objectives — narrowing the deficit and stimulating weak economic growth. Clearly, the resolution of the policy debate has major implications for the U.S. economic outlook. Sentiment and growth forecasts had deteriorated since mid-2011, with the July/August budget impasse and debt ceiling gridlock underscoring the political challenge ahead in rectifying the U.S.’ economic problems, including unemployment and widening deficits. These issues were overshadowing economic fundamentals, which, in our view, were less dire than market conditions suggested. In our view, purchasing manager indices and industrial output indicators pointed to continued, though modest, expansion. Corporate balance sheets were strong and well positioned, in our view, for increased capital expenditure. Further, commodity prices had receded substantially from their peaks earlier in 2011. In short, we believe the U.S. economy is not headed back into recession unless pushed. Factors that could provide that push would be a more substantial tightening in credit conditions, possibly as a result of systemic crisis in Europe or another fiscal deadlock in the U.S.

MARKET REVIEW

Similarly, from an investment perspective, we believe external macro-level factors were overshadowing more positive fundamentals in fixed income markets at the end of the Reporting Period. In our view, the strongest balance sheets were to be found in two key risk asset classes — the corporate sector and the emerging markets debt sector. Several weeks of risk-averse trade had taken yields in these sectors to what we considered very attractive levels, and absent the uncertain macro environment, we believe that investors were being well compensated for the underlying risks. For example, by the end of the Reporting Period, yields on corporate bonds overall had risen back to their mid-2009 levels, yet corporate balance sheets were strong, earnings reports continued to reflect generally solid profits, and defaults in the high yield segment of the sector were near historic lows. As for emerging markets debt, despite the global economic slowdown, emerging markets generally continued to display healthier growth rates and lower debt-to-Gross Domestic Product ratios than much of the developed world. Moreover, during the third calendar quarter, many central banks in developing economies shifted from a tightening bias to an easing bias, which is usually supportive of local rates markets. Overall, at the end of the Reporting Period, we were cautiously constructive in our outlook for risk assets over the months ahead.

Meanwhile, U.S. monetary policy continues to anchor short-dated U.S. Treasury yields near historic lows, and we see the potential for further declines in U.S. Treasury yields if the situation in Europe or the U.S. economy deteriorates. That said, we believe that the very low yields at the longer end of the U.S. Treasury yield curve, or spectrum of maturities, reflect rather pessimistic growth expectations driven to extremes by central bank policy. We see a risk of these longer-dated U.S. Treasury yields rising substantially on any reversal of these factors.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional, Administration and IR Shares generated cumulative total returns, without sales charges, of -0.77%, -1.04%, -0.60%, -0.72% and -0.55%, respectively. These returns compare to the 0.24% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.16% and 0.32%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the government/agency sector also hampered results. However, such detractors were partially offset by the positive contribution made by effective issue selection within the corporate bond and collateralized sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning detracted from the Fund’s results during the Reporting Period, with exposure to corporate bonds and covered bonds hurting most. Corporate bonds overall saw gains at the beginning of the Reporting Period, but credit spreads, or the differential in yields between these securities and U.S. Treasuries, widened modestly through May and June and then more significantly in August and September driven by deterioration of economic data, U.S. debt ceiling debate and volatile equity markets. Covered bonds, which are securities created from either mortgage loans or public sector loans, underperformed, especially in August and September, due to increased volatility caused by heightened focus on the European sovereign debt crises.

Individual selection of government securities detracted from Fund results during the Reporting Period, particularly as the Fund’s U.S. Treasury-based benchmark index benefited from the decline in interest rates from May through July.

On the positive side, individual selection of corporate bonds added value, especially holdings of financial and industrial corporate bonds at the short-term end of the corporate yield curve, or spectrum of maturities. Selection of Norwegian covered bonds also boosted the Fund’s relative results during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. A shorter duration than the benchmark index, held in April through July, detracted from the Fund’s performance as interest rates declined steadily in response to weak economic data, intensifying worries over European sovereign debt and the debt ceiling debate in the U.S. Congress. We shifted to a neutral duration position relative to the benchmark index in August and ended the Reporting Period with a modestly longer duration position than the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	While we did not make any major sector changes, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the benchmark index. We maintained that position through the end of July. During the month of August, the Fund held a neutral duration position relative to the benchmark index, and then Fund duration was lengthened to a longer position than the benchmark index by the end of the Reporting Period. The Fund also significantly reduced its cash position during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2011?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures and government-guaranteed corporate bonds, as well as asset-backed securities and investment-grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund
as of September 30, 2011

PERFORMANCE REVIEW

	Fund Total	Goldman Sachs	Six-Month	One-Year	30-Day	30-Day
	Return	Enhanced	U.S.	U.S.	Standardized	Standardized
April 1, 2011–	(based	Income Fund	Treasury	Treasury	Subsidized	Unsubsidized
September 30, 2011	on NAV)[1]	Composite Index[2]	Bill Index[3]	Note Index[3]	Yield[4]	Yield[4]

Class A	-0.77%	0.24%	0.16%	0.32%	0.33%	0.28%
Class B	-1.04	0.24	0.16	0.32	-0.41	-0.46
Institutional	-0.60	0.24	0.16	0.32	0.67	0.62
Administration	-0.72	0.24	0.16	0.32	0.42	0.38
Class IR	-0.55	0.24	0.16	0.32	0.59	0.54

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.13%	1.80%	2.01%	2.62%	8/2/00
Class B	-6.19	N/A	N/A	0.46	6/20/07
Institutional	-0.27	2.47	2.54	3.13	8/2/00
Class IR	-0.23	N/A	N/A	-0.02	7/30/10
Administration	-0.52	2.29	2.31	2.90	8/2/00

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Class B shares convert automatically to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Because Institutional, Class IR and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.63%	0.68%
Class B	1.38	1.43
Institutional	0.29	0.34
Class IR	0.38	0.43
Administration	0.54	0.59

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 5.71%, 5.31%, 5.31%, 5.96%, 5.70%, 5.84% and 5.65%, respectively. These returns compare to the 6.59% cumulative total return of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index (the “Barclays Capital Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection within the collateralized sector contributed most positively to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Within our top-down strategies, our cross-sector strategy also detracted from relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s exposure to non- agency mortgage-backed securities and its overweighted allocation to commercial mortgage-backed securities (CMBS), implemented via our cross-sector strategy, detracted from relative results. These sectors sold off during the Reporting Period in response to the unprecedented downgrade of U.S. government debt, weaker than expected U.S. economic growth and ongoing uncertainty about the European sovereign debt crisis.

Individual issue selection within the collateralized sector contributed positively. The Fund particularly benefited from our focus on agency mortgage-backed securities with lower prepayment risk. These securities performed well, as fears increased that record low mortgage rates could spur renewed refinancing activity. In addition, investors showed concern that the federal government might modify existing mortgage refinancing programs to support credit-impaired homeowners with high interest rate mortgages.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning was the primary detractor from the Fund’s performance during the Reporting Period. The Fund’s shorter U.S. duration than the Barclays Capital Index through late August hurt most, as U.S. Treasury yields fell as economic growth expectations slowed and global risks increased. We shifted to a longer U.S. duration compared to the Barclays Capital Index in late August amid the Federal Reserve Board’s (“the Fed”) easing bias and outlook for a continuation of subdued economic growth.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structured view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically shifted the Fund’s agency mortgage-backed securities positioning throughout the Reporting Period as market conditions changed. The Fund had an overweighted position in agency mortgage-backed securities relative to the Barclays Capital Index at the end of the Reporting Period. Also, as discussed earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter than Barclays Capital Index position to a longer than Barclays Capital Index position in late August amid the Fed’s easing bias and outlook for continuation of subdued economic growth.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2011?

A	At the end of September 2011, the Fund had overweighted allocations relative to the Barclays Capital Index in quasi-government securities, including government-guaranteed corporate bonds and agency non-government guaranteed securities, as well as in asset-backed securities. The Fund had an underweighted exposure relative to the benchmark index in U.S. government securities and a rather neutral allocation compared to the Barclays Capital Index in CMBS and residential mortgage-backed securities. The Fund had a position in cash at the end of the Reporting Period. The Fund had a longer duration than the Barclays Capital Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Barclays Capital	30-Day	30-Day
April 1, 2011–	Fund Total Return	Government/	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Mortgage Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	5.71%	6.59%	0.59%	0.52%
Class B	5.31	6.59	-0.13	-0.20
Class C	5.31	6.59	-0.13	-0.20
Institutional	5.96	6.59	0.94	0.88
Service	5.70	6.59	0.45	0.38
Class IR	5.84	6.59	0.86	0.79
Class R	5.65	6.59	0.36	0.30

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.65%	4.83%	4.50%	5.66%	2/10/93
Class B	-1.42	4.46	4.25	5.40	5/1/96
Class C	2.73	4.85	4.12	4.79	8/15/97
Institutional	4.97	6.00	5.29	5.96	8/15/97
Service	4.46	5.49	4.77	5.44	8/15/97
Class IR	4.81	N/A	N/A	5.61	11/30/07
Class R	4.36	N/A	N/A	5.14	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.91%	0.99%
Class B	1.66	1.74
Class C	1.66	1.74
Institutional	0.57	0.65
Service	1.07	1.15
Class IR	0.66	0.74
Class R	1.16	1.24

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as the FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 8.46%, 8.03%, 8.62%, 8.58% and 8.31%, respectively. These returns compare to the 8.33% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index (“Barclays Capital Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS as well as an overweighted risk exposure to the sector most significantly affected Fund performance, contributing positively during the Reporting Period.

Despite volatility in financial markets, TIPS generally performed well as inflationary pressures continued to build, especially early in the Reporting Period. During the second calendar quarter, rising headline inflation was driven in large part by the supply-chain disruption triggered by Japan’s earthquake and tsunami. Specifically, the disruption created scarcity in the existing inventory of automobiles, driving domestic prices of autos and trucks higher. Core inflation trended higher as well, driven by rising owner’s equivalent rent. (Owner’s equivalent rent (OER) is the amount of rent that could be paid to substitute a currently owned house for an equivalent rental property. OER is one of the two main components of the Consumer Price Index, which measure the average change over time in the prices paid by consumers for a market basket of goods and services.) Later in the Reporting Period, headline inflation subsequently slowed, as commodity prices fell amid heightened global risk premia and fading effects from the supply-chain disruption.

Through the Reporting Period, we tactically re-positioned the Fund’s exposure to inflation as market conditions evolved, which added value overall. In addition, our active management around TIPS auctions also contributed positively to the Fund’s results during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning was the primary detractor from the Fund’s performance during the Reporting Period. Specifically the Fund’s shorter U.S. duration bias relative to the Barclays Capital Index detracted. Government yields fell during the Reporting Period, as economic growth expectations slowed and global risks increased. We shifted to a longer U.S. duration compared to the Barclays Capital Index in late August amid the Federal Reserve Board’s (“the Fed”) easing bias and outlook for a continuation of subdued economic growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structured view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We reduced the Fund’s overweighted risk exposure to TIPS late in the Reporting Period following a strong run of TIPS performance year-to-date. Also, as already discussed, we tactically lengthened the Fund’s duration relative to the Barclays Capital Index in late August.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2011?

A	At the end of September 2011, the Fund had approximately 96% of its net assets invested in TIPS, with the remainder in high quality covered bonds. High quality covered bonds are securities created from either mortgage loans or public sector loans. The Fund maintained a rather neutral duration position relative to the benchmark index at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund
as of September 30, 2011

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2011–	Fund Total Return	Barclays Capital	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	U.S. TIPS Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	8.46%	8.33%	0.36%	0.28%
Class C	8.03	8.33	-0.36	-0.46
Institutional	8.62	8.33	0.71	0.62
Class IR	8.58	8.33	0.62	0.53
Class R	8.31	8.33	0.12	0.03

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. The Yield shown above includes the positive effect of a rise in the inflation rate, and this yield may not be repeated. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	5.12%	6.53%	8/31/07
Class C	7.31	6.82	8/31/07
Institutional	9.57	7.98	8/31/07
Class IR	9.49	6.70	11/30/07
Class R	9.03	6.21	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.62%	0.83%
Class C	1.37	1.58
Institutional	0.28	0.49
Class IR	0.37	0.58
Class R	0.87	1.08

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase assessments. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.3 and 9.3 years, respectively, at September 30, 2011 and March 31, 2011.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Fund Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.52%, 0.21%, 0.23%, 0.69%, 0.34% and 0.65%, respectively. These returns compare to the 1.37% cumulative total return of the Fund’s benchmark, the Bank of America/Merrill Lynch Two-Year U.S. Treasury Note Index, during the same time period. To compare, the Barclays Capital U.S. Government Bond Index (1- 3 Year) returned 1.29% for the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies detracted most from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized and government/agency sectors contributed positively.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning detracted from the Fund’s results during the Reporting Period, with exposure to agency mortgage- backed securities hurting most. Agency mortgage-backed securities underperformed U.S. Treasuries in July, August and September, as spreads, or the differential in yields between these securities and U.S. Treasuries, widened on broad investor risk aversion and increased interest rate volatility. In addition, the Fund’s allocation to agency debentures had a negative impact on its performance, as these securities also underperformed U.S. Treasuries as the abatement of risk appetite drove investors into safe haven assets, especially during the last months of the Reporting Period.

On the positive side, effective individual selection of collateralized securities, specifically agency adjustable rate mortgages (ARMs) and collateralized mortgage obligations (CMOs), added value during the Reporting Period. So, too, did the Fund’s focus on lower coupon agency mortgage-backed securities, which benefited as interest rates declined. In addition, effective individual selection of U.S. agency debentures contributed positively to the Fund’s results in April, May and September when increased risk aversion drove demand for low-risk securities carrying implicit government guarantees.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return coming from a shorter duration position than the benchmark index held from April through July. During these months, interest rates declined steadily in response to weak economic data, intensifying worries over European sovereign debt and the debt ceiling debate in the U.S. Congress. We shifted to a longer duration position than the benchmark index in August in response to declining yields. The Fund ended the Reporting Period with a neutral duration position relative to the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund’s exposure to government bonds during the Reporting Period. The Fund maintained a neutral to slightly overweighted exposure to government bonds through most of the Reporting Period but established an underweighted position in the sector in August. The Fund then ended the Reporting Period with an overweighted allocation to government bonds. Also, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. During the spring months and in July, the Fund held a shorter duration position than the benchmark index in anticipation of higher market yields. This position gave way to a longer duration position than the benchmark index in August in response to declining yields. The Fund ended the Reporting Period with a neutral duration position relative to the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2011?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund held an overweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund
as of September 30, 2011

PERFORMANCE REVIEW

		Bank of America/
		Merrill Lynch	30-Day	30-Day
April 1, 2011–	Fund Total Return	Two-Year U.S.	Standardized	Standardized
September 30, 2011	(based on NAV)[1]	Treasury Note Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	0.52%	1.37%	0.08%	0.01%
Class B	0.21	1.37	-0.34	-0.73
Class C	0.23	1.37	-0.30	-0.73
Institutional	0.69	1.37	0.42	0.34
Service	0.34	1.37	-0.07	-0.15
Class IR	0.65	1.37	0.33	0.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Two-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.04%	4.03%	3.44%	4.37%	5/1/97
Class B	-1.98	3.76	3.09	4.14	5/1/97
Class C	-0.56	3.66	2.87	3.63	8/15/97
Institutional	0.91	4.71	3.98	5.71	8/15/88
Service	0.32	4.17	3.46	4.48	4/10/96
Class IR	0.82	N/A	N/A	4.06	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase prior to September 30, 2010; 0.65% if redeemed within 12 months of purchase effective September 30, 2012). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.84%	0.87%
Class B	1.44	1.62
Class C	1.24	1.62
Institutional	0.50	0.53
Service	1.00	1.03
Class IR	0.59	0.62

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

PORTFOLIO RESULTS

Goldman Sachs Ultra-Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Ultra-Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -0.61%, -0.55%, -0.76% and -0.60%, respectively. These returns compare to the 0.24% cumulative total return of the Goldman Sachs Ultra-Short Duration Government Fund Composite Index (the “Ultra-Short Duration Government Composite Index”) during the same period. The Ultra-Short Duration Government Composite Index is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.16% and 0.32%, respectively over the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies detracted most from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection with the government/ agency sector also hampered results. However, such detractors were partially offset by the positive contribution made by effective issue selection within the collateralized sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning detracted from the Fund’s results during the Reporting Period, with exposure to agency mortgage-backed securities hurting most. Agency mortgage-backed securities underperformed U.S. Treasuries in July, August and September, as spreads, or the differential in yields between these securities and U.S. Treasuries, widened on broad investor risk aversion and increased interest rate volatility. In addition, the Fund’s allocation to agency debentures had a negative impact on its performance, as these securities also underperformed U.S. Treasuries as the abatement of risk appetite drove investors into safe haven assets, especially during the last months of the Reporting Period. A position in swap spreads also hurt the Fund’s results, as swap spreads widened during the Reporting Period. (Swap spreads are the difference between the negotiated and fixed rate of an interest rate swap. The spread is determined by characteristics of market supply and creditor worthiness.) Individual issue selection among government securities also detracted from the Fund’s results during the Reporting Period.

On the positive side, exposure to asset-backed securities in July, August and September boosted the Fund’s relative results, as government guaranteed FFELP (Federal Family Education Loan Program) student loan securities performed well as risk appetite abated. Individual issue selection of agency collateralized mortgage obligations (CMOs) also added value during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return coming from a shorter duration position than the benchmark index in the intermediate and long-term end of the yield curve from April through July. This more than offset the positive impact from the Fund’s overweighted position at the short-term end of the yield curve throughout the Reporting Period. During the Reporting Period, interest rates declined in response to weak economic data, intensifying worries over European sovereign debt and the debt ceiling debate in the U.S. Congress. We lengthened the Fund’s duration to a longer position than the benchmark index in August in anticipation of a decrease in market yields. At the end of the Reporting Period, the Fund held a neutral duration position relative to the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund’s exposure to government bonds during the Reporting Period. The Fund maintained a neutral to slightly overweighted exposure to government bonds from April to July. We then established an underweighted position in the sector in August. The Fund then ended the Reporting Period with a modestly overweighted allocation to government bonds. Also, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. From April through July, the Fund held a shorter duration position than the benchmark index in anticipation of higher market yields. This position gave way to a longer duration position than the benchmark index in August in anticipation of a decrease in market yields. The Fund ended the Reporting Period with a neutral duration position relative to the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2011?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency mortgage-backed securities and agency-issued debentures and government-guaranteed FFELP student loan securities. The Fund held a modestly overweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Ultra-Short Duration Government Fund
as of September 30, 2011

PERFORMANCE REVIEW

				Goldman Sachs
			One-Year	Ultra-Short
	Fund Total	Six-Month	U.S.	Duration	30-Day	30-Day
	Return	U.S.	Treasury	Government	Standardized	Standardized
April 1, 2011–	(based on	Treasury	Note	Fund Composite	Subsidized	Unsubsidized
September 30, 2011	NAV)[1]	Bill Index[2]	Index[2]	Index[3]	Yield[4]	Yield[4]

Class A	-0.61%	0.16%	0.32%	0.75%	-0.06%	-0.21%
Institutional	-0.55	0.16	0.32	0.75	0.28	0.12
Service	-0.76	0.16	0.32	0.75	-0.17	-0.37
Class IR	-0.60	0.16	0.32	0.75	0.19	0.03

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Goldman Sachs Ultra-Short Duration Government Fund Composite Index is an equal blend of the Six-Month U.S. Treasury Bill Index and that One-Year U.S. Treasury Note Index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.77%	1.21%	1.85%	3.33%	5/15/95
Institutional	-0.09	1.87	2.36	3.98	7/17/91
Service	-0.55	1.38	1.88	2.94	3/27/97
Class IR	-0.18	N/A	N/A	0.78	11/30/07

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.74%	0.87%
Institutional	0.40	0.53
Service	0.90	1.03
Class IR	0.49	0.62

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 58.8%
Banks – 31.5%
Abbey National Treasury Services PLC
$1,775,000	2.875%	04/25/14	$1,657,864
ANZ National (International) Ltd.(a)
1,700,000	6.200	07/19/13	1,815,350
Australia & New Zealand Banking Group Ltd.(a)(b)
4,100,000	0.986	01/10/14	4,078,951
Bank of Nova Scotia(a)
13,500,000	1.450	07/26/13	13,634,298
4,100,000	2.150	08/03/16	4,170,221
Bank of Scotland PLC(a)
14,000,000	5.000	11/21/11	14,067,578
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
3,600,000	2.600	01/22/13	3,664,462
BB&T Corp.
2,725,000	3.850	07/27/12	2,786,819
BPCE SA(a)(b)
1,875,000	2.019	02/07/14	1,774,339
Caisse centrale Desjardins du Quebec(a)
1,600,000	2.550	03/24/16	1,660,826
Canadian Imperial Bank of Commerce(a)
8,600,000	2.000	02/04/13	8,727,779
3,900,000	0.900	09/19/14	3,879,856
2,200,000	2.750	01/27/16	2,304,212
Capital One Financial Corp.
3,825,000	2.125	07/15/14	3,774,025
Cie de Financement Foncier(a)
2,700,000	2.125	04/22/13	2,704,766
Citigroup, Inc.
1,575,000	6.375	08/12/14	1,685,168
Commonwealth Bank of Australia(a)(b)
6,225,000	1.080	03/17/14	6,188,266
Credit Suisse New York
3,675,000	3.450	07/02/12	3,732,789
DnB NOR Boligkreditt(a)
5,200,000	2.900	03/29/16	5,388,848
8,700,000	2.100	10/14/16	8,804,731
ING Bank NV(a)
3,700,000	2.500	01/14/16	3,707,696
Intesa Sanpaolo New York
3,900,000	2.375	12/21/12	3,789,845
JPMorgan Chase & Co.(b)
7,025,000	1.053	01/24/14	6,947,128
Landesbank Baden-Wuerttemberg(a)(b)
11,900,000	0.575	06/22/12	11,894,359
Lloyds TSB Bank PLC(a)
1,725,000	4.375	01/12/15	1,687,756
National Bank of Canada(a)
2,300,000	1.650	01/30/14	2,336,687
Nordea Bank AB(a)(b)
6,550,000	1.149	01/14/14	6,580,759
Nordea Bank Norge ASA(a)(b)
4,000,000	0.666	04/07/14	3,995,836
Nordea Eiendomskreditt AS(a)
500,000	1.875	04/07/14	511,209
Rabobank Nederland(a)
2,150,000	2.650	08/17/12	2,183,691
4,675,000	4.200	05/13/14	4,963,204
Royal Bank of Scotland PLC(a)
2,975,000	4.875	08/25/14	2,995,316
Sovereign Bank
1,873,000	5.125	03/15/13	1,843,941
Sparebank 1 Boligkreditt AS(a)
11,700,000	1.250	10/25/13	11,751,246
6,200,000	2.625	05/27/16	6,425,659
Stadshypotek AB(a)
6,900,000	1.450	09/30/13	6,941,345
Standard Chartered PLC(a)
3,625,000	3.850	04/27/15	3,713,425
Sumitomo Mitsui Banking Corp.(a)(b)
5,825,000	1.203	07/22/14	5,843,861
Swedbank Hypotek AB(a)(b)
1,100,000	0.813	03/28/14	1,101,400
Toronto-Dominion Bank(a)
4,100,000	0.875	09/12/14	4,084,711
4,800,000	1.625	09/14/16	4,783,440
UBS AG
5,200,000	2.250	08/12/13	5,124,684
Wachovia Corp.
5,127,000	5.500	05/01/13	5,450,428
Westpac Banking Corp.
5,450,000	2.250	11/19/12	5,510,834

			210,669,608

Electric(c) – 2.7%
Carolina Power & Light Co.
3,140,000	6.500	07/15/12	3,278,348
Commonwealth Edison Co.
3,625,000	1.625	01/15/14	3,649,570
Enel Finance International SA(a)
1,736,000	5.700	01/15/13	1,775,470
PacifiCorp
2,675,000	5.450	09/15/13	2,879,180
Public Service Co. of Colorado
2,325,000	7.875	10/01/12	2,488,405
Southern Co.
875,000	4.150	05/15/14	930,362
Wisconsin Electric Power Co.
2,875,000	6.000	04/01/14	3,189,554

			18,190,889

Energy – 3.6%
Apache Corp.(c)
2,975,000	6.000	09/15/13	3,265,118
BP Capital Markets PLC
2,675,000	3.125	10/01/15	2,769,263
EnCana Corp.(c)
1,525,000	6.300	11/01/11	1,531,097
625,000	4.750	10/15/13	659,110
Shell International Finance BV(c)
9,025,000	1.875	03/25/13	9,194,080

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Energy – (continued)

Statoil ASA(c)
$650,000	3.875%	04/15/14	$695,492
3,470,000	5.125 (a)	04/30/14	3,830,498
Total SA(c)
2,425,000	1.625	01/28/14	2,461,244

			24,405,902

Food and Beverage – 1.1%
Diageo Finance BV
3,700,000	5.500	04/01/13	3,932,707
Kellogg Co.(c)
3,200,000	5.125	12/03/12	3,360,950

			7,293,657

Health Care Products(c) – 1.8%
St. Jude Medical, Inc.
5,825,000	2.200	09/15/13	5,936,739
Thermo Fisher Scientific, Inc.
5,900,000	2.150	12/28/12	6,005,229

			11,941,968

Health Care Services(c) – 0.8%
Covidien International Finance SA
1,625,000	1.875	06/15/13	1,648,855
2,525,000	2.800	06/15/15	2,638,215
McKesson Corp.
950,000	3.250	03/01/16	1,004,081

			5,291,151

Life Insurance – 4.0%
MassMutual Global Funding II(a)(b)
5,450,000	0.860	09/27/13	5,472,525
Metropolitan Life Global Funding I(a)
3,275,000	2.500	01/11/13	3,309,813
1,725,000	5.125	04/10/13	1,810,591
3,437,000	5.125	06/10/14	3,712,180
Nationwide Life Global Funding I(a)
1,175,000	5.450	10/02/12	1,213,109
Prudential Financial, Inc.
1,775,000	5.800	06/15/12	1,821,727
1,625,000	2.750	01/14/13	1,640,281
Reinsurance Group of America, Inc.
2,375,000	6.750	12/15/11	2,397,757
Sun Life Financial Global Funding LP(a)(b)
3,750,000	0.496	10/06/13	3,723,997
TIAA Global Markets, Inc.(a)(c)
1,900,000	5.125	10/10/12	1,971,921

			27,073,901

Media – Non Cable(c) – 1.7%
Reed Elsevier Capital, Inc.
3,425,000	4.625	06/15/12	3,503,011
4,050,000	7.750	01/15/14	4,498,555
Thomson Reuters Corp.
3,209,000	5.950	07/15/13	3,444,991

			11,446,557
Noncaptive – Financial – 2.9%
American Express Credit Corp.
4,775,000	2.750	09/15/15	4,792,807
General Electric Capital Corp.(b)
8,650,000	1.096	01/07/14	8,539,314
HSBC Finance Corp.(b)
2,000,000	0.523	04/24/12	1,988,824
1,350,000	0.600	07/19/12	1,337,938
2,775,000	0.697	09/14/12	2,734,699

			19,393,582

Pipelines – 0.2%
TransCanada Pipelines Ltd.
1,200,000	8.625	05/15/12	1,257,685

Property/Casualty Insurance(c) – 0.5%
The Travelers Cos., Inc.
3,150,000	5.375	06/15/12	3,236,682

Real Estate Investment Trust(c) – 1.2%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,612,768
WEA Finance LLC(a)
2,941,000	5.400	10/01/12	3,031,977
WEA Finance LLC/WT Finance Australia Property Ltd.(a)
2,025,000	7.500	06/02/14	2,258,910

			7,903,655

Technology(c) – 1.4%
Dell, Inc.
1,425,000	3.375	06/15/12	1,449,778
Hewlett-Packard Co.
4,695,000	6.125	03/01/14	5,170,300
International Business Machines Corp.
2,545,000	6.500	10/15/13	2,832,038

			9,452,116

Tobacco – 1.0%
Philip Morris International, Inc.
2,750,000	4.875	05/16/13	2,921,107
3,300,000	6.875	03/17/14	3,737,875

			6,658,982

Wireless Telecommunications – 4.2%
ALLTEL Corp.
1,350,000	6.500	11/01/13	1,476,906
Cellco Partnership/Verizon Wireless Capital LLC(c)
2,025,000	5.250	02/01/12	2,053,188
New Cingular Wireless Services, Inc.(c)
12,550,000	8.125	05/01/12	13,056,480
Telefonica Emisiones SAU(b)(c)
2,150,000	0.594	02/04/13	2,067,614
Vodafone Group PLC(c)
4,325,000	5.350	02/27/12	4,403,014
4,450,000	5.000	12/16/13	4,811,830

			27,869,032

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Wirelines Telecommunications(c) – 0.2%
France Telecom SA
$1,325,000	4.375%	07/08/14	$1,412,177

TOTAL CORPORATE OBLIGATIONS
(Cost $389,385,198)			$393,497,544

Agency Debentures – 6.3%
FHLMC(d)
$3,000,000	3.440%	03/02/16	$3,036,801
FNMA(b)
39,200,000	0.202	05/17/13	39,164,916

TOTAL AGENCY DEBENTURES
(Cost $42,243,486)			$42,201,717

Asset-Backed Securities – 7.1%
Autos – 1.2%
Bank of America Auto Trust Series 2009-2A, Class A3(a)
$2,436,333	2.130%	09/15/13	$2,447,560
Ford Credit Auto Owner Trust Series 2009-B, Class A3
5,631,214	2.790	08/15/13	5,667,364

			8,114,924

Home Equity(b) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	27,687
Centex Home Equity Series 2004-D, Class MV3
138,267	1.235	09/25/34	22,244
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
56,376	2.485	05/25/34	12,193

			62,124

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
64,523	4.350	05/15/14	65,216

Student Loan – 5.9%
Access Group, Inc. Series 2002-1, Class A2(b)
2,983,952	0.538	09/25/25	2,974,802
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14(b)
888,893	0.468	09/25/23	876,876
College Loan Corp. Trust Series 2004-1, Class A3(b)
4,494,871	0.413	04/25/21	4,471,108
College Loan Corp. Trust Series 2005-1, Class A2(b)
7,000,000	0.353	07/25/24	6,928,395
College Loan Corp. Trust Series 2005-2, Class A2(b)
3,520,414	0.359	10/15/21	3,484,789
Education Funding Capital Trust I Series 2004-1, Class A2(b)
1,516,335	0.507	12/15/22	1,496,917
Educational Services of America, Inc. Series 2010-1, Class A1(a)(b)
2,165,271	1.103	07/25/23	2,163,937
GCO Slims Trust Series 2006-1A Class Note(a)
119,718	5.720	03/01/22	110,141
Nelnet Student Loan Corp. Series 2004-2A, Class A3(b)
193,602	0.412	11/25/15	193,533
Northstar Education Finance, Inc. Series 2004-1, Class A3(b)
1,347,500	0.423	04/28/17	1,346,323
Northstar Education Finance, Inc. Series 2005-1, Class A1(b)
535,785	0.353	10/28/26	530,070
SLM Student Loan Trust Series 2004-9, Class A4(b)
1,123,082	0.383	04/25/17	1,122,521
SLM Student Loan Trust Series 2007-1, Class A3(b)
5,625,157	0.283	07/25/18	5,610,848
SLM Student Loan Trust Series 2007-2, Class A2(b)
3,921,942	0.253	07/25/17	3,888,447
Sun Trust Student Loan Trust Series 2006-1A, Class A2(a)(b)
2,920,927	0.353	07/28/20	2,905,690
US Education Loan Trust LLC Series 2006-1, Class A2(a)(b)
865,161	0.456	03/01/25	850,563

			38,954,960

TOTAL ASSET-BACKED SECURITIES
(Cost $47,384,588)			$47,197,224

Foreign Debt Obligations – 4.9%
Sovereign – 3.4%
Kommunalbanken AS
$11,900,000	5.125%	05/30/12	$12,253,894
Landeskreditbank Baden-Wuerttemberg Foerderbank(b)(e)
5,600,000	0.531	11/04/11	5,598,863
Ontario Province of Canada
4,700,000	1.875	11/19/12	4,770,683

			22,623,440

Supranational(b) – 1.5%
European Investment Bank
6,250,000	0.631	03/05/12	6,258,500
Inter-American Development Bank
4,100,000	0.748	05/20/14	4,145,370

			10,403,870

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $32,903,603)			$33,027,310

Government Guarantee Obligations – 21.2%
Achmea Hypotheekbank NV(a)(b)(e)
$8,200,000	0.607%	11/03/14	$8,162,100
ANZ National (International) Ltd.(a)(e)
5,800,000	3.250	04/02/12	5,862,541
Bank of America Corp.(b)(f)
1,200,000	0.555	06/22/12	1,202,525
BRFkredit A/S(a)(b)(e)
10,800,000	0.499	04/15/13	10,802,916

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Government Guarantee Obligations – (continued)

Danske Bank AS(a)(e)
$400,000	2.500%		05/10/12	$404,791
FIH Erhvervsbank AS(a)(e)
5,500,000	2.450		08/17/12	5,586,190
ING Bank NV(a)(e)
9,500,000	1.072	(b)	02/09/12	9,517,774
10,900,000	2.625		02/09/12	10,981,554
Kreditanstalt fuer Wiederaufbau(b)(e)
15,800,000	0.240		06/17/13	15,791,705
Landwirtschaftliche Rentenbank(e)
8,500,000	1.875		09/24/12	8,606,380
2,400,000	4.125		07/15/13	2,551,392
6,500,000	4.875		01/10/14	7,101,432
LeasePlan Corp. NV(a)(e)
1,800,000	3.000		05/07/12	1,824,741
OEBB Infrastruktur AG(e)
5,100,000	4.625		11/21/13	5,475,421
Royal Bank of Scotland PLC(a)(e)
10,800,000	1.500		03/30/12	10,855,955
2,700,000	0.981	(b)	05/11/12	2,709,604
3,900,000	2.625		05/11/12	3,949,557
Swedbank AB(e)
6,000,000	3.000		12/22/11	6,033,342
3,000,000	1.125	(a)(b)	02/10/12	3,005,454
13,900,000	2.800	(a)	02/10/12	14,013,938
Westpac Banking Corp.(a)(e)
7,200,000	1.900		12/14/12	7,318,678

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $140,846,053)				$141,757,990

U.S. Treasury Obligations – 1.0%
United States Treasury Inflation Protected Securities
$4,900,272	3.000%		07/15/12	$5,037,332
1,677,914	2.000		07/15/14	1,805,335

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,878,417)				$6,842,667

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $659,641,345)				$664,524,452

Short-term Investment(g) – 0.8%
Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$5,500,000	0.095%		10/03/11	$5,500,000
(Cost $5,500,000)

TOTAL INVESTMENTS – 100.1%
(Cost $665,141,345)				$670,024,452

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%				(857,949)

NET ASSETS – 100.0%				$669,166,503

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $303,950,758, which represents approximately 45.4% of net assets as of September 30, 2011.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $140,555,465, which represents approximately 21.0% of net assets as of September 30, 2011

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $1,202,525, which represents approximately 0.2% of net assets as of September 30, 2011.

(g)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on page 57.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	186	October 2011	$46,309,350	$(3,153)
Eurodollars	190	December 2011	47,248,250	(14,472)
Eurodollars	190	March 2012	47,219,750	(28,877)
Eurodollars	28	June 2012	6,958,700	(6,013)
Eurodollars	(48)	September 2012	(11,930,400)	(1,908)
Eurodollars	(181)	December 2012	(44,985,287)	(836,219)
Eurodollars	(83)	March 2013	(20,625,500)	(213,912)
Eurodollars	(116)	June 2013	(28,805,700)	(354,874)
Eurodollars	(116)	September 2013	(28,773,800)	(397,224)
2 Year U.S. Treasury Notes	(109)	December 2011	(24,002,141)	33,907
5 Year U.S. Treasury Notes	110	December 2011	13,473,281	4,115

TOTAL				$(1,818,630)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(a)	Value	by the Fund	Gain (Loss)

Protection Sold:
JPMorgan Securities, Inc.	Johnson & Johnson 3.80%, 05/15/13	$6,000	1.000%	06/20/12	15	$39,166	$31,971	$7,195
	Pacific Gas and Electric Co. 4.80%, 03/01/14	4,850	1.000	06/20/13	81	17,434	(21,752)	39,186

TOTAL						$56,600	$10,219	$46,381

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 44.5%
Collateralized Mortgage Obligations – 3.4%
Adjustable Rate Non-Agency(a) – 0.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$70,063	2.811%	04/25/35	$63,835
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
24,614	2.788	08/25/33	20,639
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
1,158,103	2.821	02/25/37	950,687
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
568,402	2.754	02/25/37	520,202
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
31,410	2.866	08/25/33	22,851
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
129,462	2.380	03/25/33	103,285
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
45,325	2.697	12/25/34	39,424
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
372,862	2.796	07/25/35	310,147
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,103,442	0.820	11/25/29	973,347
Sequoia Mortgage Trust Series 2004-09, Class A2
645,705	0.820	10/20/34	494,739
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
203,984	2.687	05/25/34	167,103
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
68,368	2.444	09/25/34	56,690
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
760,560	2.511	11/25/33	649,594
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
166,741	2.577	06/25/34	156,002

			4,528,545

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)(c)
72,203	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)(c)
96,694	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(a)(c)
1,330,548	0.000	06/25/34	5,735
FNMA REMIC Series 2004-62, Class DI(a)(c)
538,928	0.000	07/25/33	1,613
FNMA REMIC Series 2004-71, Class DI(a)(c)
1,121,631	0.000	04/25/34	3,553
FNMA STRIPS Series 151, Class 2
10,760	9.500	07/25/22	1,975
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
39,319	0.123	08/25/33	173
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
15,684	0.320	07/25/33	179

			13,228

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
40,845	25.742	10/16/31	66,090
GNMA Series 2001-51, Class SA
31,774	31.506	10/16/31	54,550
GNMA Series 2001-51, Class SB
39,874	25.742	10/16/31	66,486
GNMA Series 2002-13, Class SB
139,277	36.496	02/16/32	242,066

			429,192

Principal Only(d) – 0.0%
FNMA REMIC Series G-35, Class N
11,342	0.000	10/25/21	10,935

Regular Floater(a) – 0.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(e)
633,085	0.789	02/25/48	632,695
FHLMC REMIC Series 1760, Class ZB
314,187	1.570	05/15/24	329,886
NCUA Guaranteed Notes Series 2011-A1
2,300,000	0.263	06/12/13	2,294,900

			3,257,481

Sequential Fixed Rate – 2.3%
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
3,300,000	2.699	05/25/18	3,366,140
FHLMC REMIC Series 2329, Class ZA
1,884,113	6.500	06/15/31	2,145,691
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	2,162,167
FNMA REMIC Series 2001-53, Class GH
201,284	8.000	09/25/16	219,036
GNMA Series 2002-42 Class KZ
4,950,769	6.000	06/16/32	5,643,710
NCUA Guaranteed Notes Series 2010-R1, Class 2A
528,464	1.840	10/07/20	530,446
NCUA Guaranteed Notes Series A4
5,000,000	3.000	06/12/19	5,135,399

			19,202,589

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
1,198,097	0.691	10/07/20	1,199,782

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$28,641,752

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Commercial Mortgage-Backed Securities – 0.0%
Sequential Fixed Rate – 0.0%
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
$185,017	6.278%	11/15/39	$184,717

Federal Agencies – 41.1%
Adjustable Rate FHLMC(a) – 0.5%
203,808	2.474	11/01/32	214,252
2,227,817	2.576	09/01/33	2,330,063
2,094,243	2.516	08/01/35	2,191,687

			4,736,002

Adjustable Rate FNMA(a) – 1.4%
202,215	2.356	11/01/32	212,625
430,217	2.285	12/01/32	451,707
2,388,721	1.924	05/01/33	2,451,568
60,418	2.452	06/01/33	63,553
1,830,642	2.550	10/01/33	1,915,736
2,314,983	2.444	02/01/35	2,418,666
1,900,346	2.461	09/01/35	1,995,285
1,922,639	5.240	06/01/37	2,044,006

			11,553,146

Adjustable Rate GNMA(a) – 0.7%
120,253	2.375	06/20/23	123,457
56,967	2.625	07/20/23	58,247
59,193	2.625	08/20/23	60,529
152,678	2.625	09/20/23	156,139
45,399	2.375	03/20/24	46,574
392,813	2.375	04/20/24	403,838
47,605	2.375	05/20/24	48,928
412,097	2.375	06/20/24	424,857
223,190	2.625	07/20/24	230,195
304,892	2.625	08/20/24	313,668
96,742	2.625	09/20/24	99,055
116,816	2.125	11/20/24	121,424
44,365	2.125	12/20/24	46,122
61,873	2.500	12/20/24	65,450
78,482	2.375	01/20/25	81,575
39,724	2.375	02/20/25	41,358
139,372	2.375	05/20/25	145,289
107,035	2.625	07/20/25	111,385
53,359	2.375	02/20/26	54,862
2,864	2.625	07/20/26	2,939
146,425	2.375	01/20/27	151,885
53,047	2.375	02/20/27	54,595
407,617	2.375	04/20/27	420,277
46,594	2.375	05/20/27	48,046
43,369	2.375	06/20/27	44,777
16,549	2.125	11/20/27	17,022
66,524	2.125	12/20/27	68,408
129,984	2.375	01/20/28	133,888
44,209	2.250	02/20/28	45,543
47,283	2.375	03/20/28	48,710
243,696	2.625	07/20/29	250,702
103,599	2.625	08/20/29	106,584
30,071	2.625	09/20/29	30,983
127,406	2.125	10/20/29	131,215
150,003	2.125	11/20/29	154,434
36,745	2.125	12/20/29	37,818
45,694	2.250	01/20/30	47,125
26,421	2.250	02/20/30	27,251
113,006	2.250	03/20/30	116,718
144,584	2.375	04/20/30	149,455
380,659	2.375	05/20/30	396,026
32,348	2.375	06/20/30	33,440
305,171	2.625	07/20/30	319,869
57,355	2.625	09/20/30	60,268
113,318	1.875	10/20/30	116,890
215,772	2.000	03/20/32	222,564

			5,870,384

FHLMC – 7.5%
141,960	6.500	12/01/13	145,740
3,124	6.500	02/01/14	3,214
1,140,298	7.500	11/01/14	1,237,970
2,180	7.000	02/01/15	2,324
48,029	8.000	07/01/15	52,441
8,430	7.000	01/01/16	9,099
25,688	7.000	09/01/17	29,443
12,228	7.000	10/01/17	14,004
150,485	5.500	05/01/18	162,536
1,087,355	5.500	06/01/18	1,174,429
46,065	4.500	09/01/18	49,122
15,000	10.000	10/01/18	16,151
275,841	5.000	06/01/19	297,327
51,155	10.000	07/01/20	56,015
68,384	10.000	10/01/20	81,119
125,409	6.500	07/01/21	138,712
9,503	6.500	08/01/22	10,511
124,324	9.000	10/01/22	147,488
695,983	4.500	10/01/23	751,255
452,594	6.500	07/01/28	484,059
5,067	8.000	07/01/30	5,755
22,071	7.500	12/01/30	24,866
120,624	7.000	04/01/31	135,829
1,145,582	6.000	05/01/33	1,268,188
991,382	6.000	10/01/34	1,091,017
2,192,496	4.500	10/01/35	2,332,545
139,468	5.000	12/01/35	149,945
513,369	5.500	01/01/36	557,747
1,108	5.500	02/01/36	1,204
16,473	6.000	06/01/36	18,114
125,329	5.500	02/01/38	135,791
730,674	5.500	10/01/38	791,127
10,005,873	6.000	11/01/38	11,108,864
368,701	5.500	12/01/38	399,206
86,534	5.500	02/01/39	93,694
3,905,095	4.500	09/01/39	4,193,077
2,215,934	5.500	01/01/40	2,399,271
54,831	4.000	08/01/40	57,422
150,348	4.000	09/01/40	157,452
34,488	4.000	10/01/40	36,118

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$217,705	4.000%	11/01/40	$227,992
3,246,644	4.000	12/01/40	3,400,061
5,000,000	3.550	11/01/41	5,140,895
23,000,000	4.000	TBA-30yr (f)	23,999,062

			62,588,201

FNMA – 24.6%
18,535	7.000	03/01/14	19,650
36,839	7.000	03/01/15	39,257
11,474	8.000	01/01/16	12,522
192,150	8.000	11/01/16	210,832
300,827	5.000	08/01/17	317,808
2,377,407	2.800	03/01/18	2,469,955
1,991,642	3.740	05/01/18	2,142,790
1,690,000	3.840	05/01/18	1,816,290
109,385	4.500	05/01/18	116,449
238,886	4.500	06/01/18	254,310
50,485	4.500	07/01/18	53,745
74,424	4.500	08/01/18	79,313
624,267	5.000	09/01/18	670,673
3,363,998	5.000	10/01/18	3,614,729
4,400,000	4.506	06/01/19	4,878,371
184,236	6.500	08/01/19	203,168
19,904	9.500	08/01/20	20,016
992,624	3.416	10/01/20	1,035,033
2,800,000	3.540	10/01/20	2,942,775
19,711	9.500	10/01/20	20,037
1,389,383	3.375	11/01/20	1,444,920
695,002	3.632	12/01/20	733,666
5,257,761	3.763	12/01/20	5,596,247
200,000	3.840	07/01/21	213,174
1,166,550	5.500	02/01/23	1,276,920
1,813,271	5.500	08/01/23	1,984,829
391,352	6.000	11/01/28	431,030
17,162	6.500	11/01/28	19,453
604	5.500	04/01/29	661
47,525	7.000	11/01/30	54,492
156,523	7.000	07/01/31	177,797
635	6.000	03/01/32	703
13,482,874	5.500	04/01/33	14,704,232
22,486	6.000	05/01/33	24,887
18,982	5.000	07/01/33	20,477
3,369,531	5.500	07/01/33	3,659,661
178,647	5.000	08/01/33	192,695
2,919,027	4.500	09/01/33	3,110,642
17,481	5.000	09/01/33	18,826
20,831	5.500	09/01/33	22,717
17,512	5.000	11/01/33	18,859
11,296	5.000	12/01/33	12,165
12,868	6.000	12/01/33	14,270
10,825	5.000	01/01/34	11,658
27,531	5.500	02/01/34	30,021
4,430	5.500	04/01/34	4,830
22,696	5.500	05/01/34	24,745
883	5.500	06/01/34	963
34,533	5.500	08/01/34	37,655
1,968	5.500	10/01/34	2,145
261,375	5.500	12/01/34	284,930
11,518	5.000	03/01/35	12,405
23,985	5.000	04/01/35	25,832
32,367	5.500	04/01/35	35,279
933,964	6.000	04/01/35	1,033,675
16,305	5.000	05/01/35	17,582
187,519	5.000	07/01/35	202,045
32,141	5.500	07/01/35	35,022
589,083	5.000	08/01/35	634,466
3,738	5.500	08/01/35	4,073
1,889	6.000	08/01/35	2,084
141,932	5.000	09/01/35	152,863
36,642	5.500	09/01/35	39,926
50,053	5.000	10/01/35	53,907
395,408	6.000	10/01/35	436,030
56,815	5.000	11/01/35	61,190
316,890	6.000	11/01/35	349,750
17,253	5.500	12/01/35	18,805
776	5.500	02/01/36	846
226,140	6.000	03/01/36	249,159
341,968	6.000	04/01/36	376,779
28,295	5.000	07/01/36	30,474
289,744	6.000	11/01/36	318,432
238,742	6.000	01/01/37	262,380
3,749	5.500	02/01/37	4,093
88,155	5.500	04/01/37	96,353
6,460	5.500	05/01/37	7,053
2,691	5.500	06/01/37	2,938
321	5.500	08/01/37	350
1,197,324	7.500	11/01/37	1,377,171
1,116	5.500	12/01/37	1,219
3,000	5.500	02/01/38	3,279
47,112	5.500	03/01/38	51,490
114,998	5.500	04/01/38	125,667
34,641	5.500	05/01/38	37,874
97,138	6.000	05/01/38	106,640
3,097,307	5.500	06/01/38	3,363,746
12,181	5.500	07/01/38	13,324
10,797	5.500	08/01/38	11,809
8,091	5.500	09/01/38	8,850
269,371	6.000	11/01/38	295,720
3,860	5.500	12/01/38	4,223
41,764	5.500	02/01/39	45,717
184,983	4.000	03/01/39	193,962
38,420	4.500	05/01/39	41,213
30,583	4.500	07/01/39	32,921
608,786	4.500	08/01/39	654,832
108,093	5.500	08/01/39	117,762
492,530	4.500	09/01/39	530,490
375,559	4.500	10/01/39	404,504
177,330	4.500	11/01/39	190,443
2,566,274	4.500	12/01/39	2,756,404
47,448	4.000	02/01/40	49,751
241,530	4.000	03/01/40	253,299
926,409	3.500	09/01/40	952,323

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$724,230	3.500%	12/01/40		$744,488
2,961,282	3.500	01/01/41		3,044,116
10,042,093	3.500	02/01/41		10,322,990
4,194,516	3.500	03/01/41		4,312,086
11,783,126	4.000	04/01/41		12,357,301
967,873	5.000	04/01/41		1,047,180
86,000,000	3.000	TBA-15yr	(f)	88,295,627
14,000,000	4.000	TBA-30yr	(f)	14,673,750

				205,933,955

GNMA – 6.4%
174	9.000	08/15/16		195
761,015	3.950	07/15/25		830,547
190,638	7.000	12/15/27		222,261
20,917	6.500	08/15/28		23,618
343,953	6.000	01/15/29		388,562
271,168	7.000	10/15/29		316,181
3,046,222	5.500	12/15/32		3,388,263
6,785,829	5.000	05/15/33		7,490,895
4,103,952	5.000	06/15/33		4,530,363
14,903,626	5.000	07/15/33		16,452,153
1,724,782	5.000	09/15/33		1,903,992
2,849,474	5.000	03/15/34		3,142,747
1,732,319	5.500	06/15/34		1,924,138
13,679	5.000	05/15/39		15,140
88,476	4.500	06/15/39		96,750
80,875	5.000	07/15/39		89,364
91,766	4.500	10/15/39		100,405
974,299	3.500	01/15/41		1,018,881
11,000,000	4.000	TBA-30yr	(f)	11,763,125

				53,697,580

TOTAL FEDERAL AGENCIES				$344,379,268

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $358,196,867)				$373,205,737

Agency Debentures – 13.2%
FFCB
$9,000,000	4.750%	11/06/12		$9,434,646
FHLB
10,000,000	5.375 (g)	06/13/14		11,266,501
4,700,000	5.375	05/15/19		5,760,128
2,900,000	5.625	06/11/21		3,665,577
FHLMC
8,400,000	0.375	10/30/13		8,387,050
FHLMC
13,200,000	1.375	02/25/14		13,459,144
42,300,000	1.000	07/30/14		42,742,695
5,100,000	5.050	01/26/15		5,793,686
New Valley Generation III
3,342,856	4.929	01/15/21		3,799,891
Small Business Administration
154,939	6.700	12/01/16		168,114
91,282	7.150	03/01/17		99,970
83,285	7.500	04/01/17		91,065
40,427	7.300	05/01/17		44,185
33,920	6.800	08/01/17		37,050
128,611	6.300	05/01/18		139,769
71,609	6.300	06/01/18		77,922
Tennessee Valley Authority
700,000	4.625	09/15/60		843,035
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15		4,721,491

TOTAL AGENCY DEBENTURES
(Cost $105,990,330)				$110,531,919

Asset-Backed Securities – 2.7%
Home Equity(a) – 0.3%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$80,112	2.473%	04/25/34		$69,137
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
453,527	0.595	10/25/34		380,605
Household Home Equity Loan Trust Series 2007-3, Class APT
2,283,242	1.431	11/20/36		2,015,967
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2
21,324	0.585	08/25/34		14,708

				2,480,417

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
124,051	8.330	04/01/30		124,898

Student Loan(a) – 2.4%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
825,400	0.468	09/25/23		814,242
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
4,500,000	1.112	02/25/30		4,394,488
Brazos Higher Education Authority, Inc. Series 2011-2, Class A2
4,400,000	1.097	07/25/29		4,318,929
Education Funding Capital Trust I Series 2004-1, Class A2
1,213,068	0.507	12/15/22		1,197,534
GCO Education Loan Funding Trust Series 2006-1, Class A10L
300,000	0.502	02/27/28		254,938
GCO Education Loan Funding Trust Series 2006-1, Class A11L
700,000	0.542	05/25/36		572,195
Goal Capital Funding Trust Series 2010-1, Class A(e)
1,553,119	1.012	08/25/48		1,498,497
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
1,204,583	1.262	02/25/42		1,188,034
Missouri Higher Education Loan Authority Series 2010-1, Class A1
2,854,945	1.262	11/26/32		2,831,913
Nelnet Student Loan Trust Series 2010-3A, Class A(e)
1,406,062	1.033	07/27/48		1,397,632

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)

Northstar Education Finance, Inc. Series 2005-1, Class A1
$459,244	0.353%	10/28/26	$454,346
US Education Loan Trust LLC Series 2006-1, Class A2(e)
827,545	0.456	03/01/25	813,582

			19,736,330

TOTAL ASSET-BACKED SECURITIES
(Cost $22,843,178)			$22,341,645

Government Guarantee Obligations(h) – 12.1%
Ally Financial, Inc.
$12,000,000	1.750%	10/30/12	$12,178,271
20,000,000	2.200	12/19/12	20,436,530
Citigroup Funding, Inc.
20,700,000	1.875	10/22/12	21,026,191
8,000,000	1.875	11/15/12	8,132,466
General Electric Capital Corp.
12,900,000	2.000	09/28/12	13,121,725
14,500,000	0.353 (a)	12/21/12	14,513,238
4,300,000	2.125	12/21/12	4,390,382
Private Export Funding Corp.
7,000,000	3.550	04/15/13	7,322,638

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $99,715,669)			$101,121,441

U.S. Treasury Obligations – 18.5%
United States Treasury Bonds
$6,400,000	6.500%	11/15/26	$9,641,024
6,300,000	6.625	02/15/27	9,625,455
900,000	4.500	05/15/38	1,172,142
2,400,000	4.250	05/15/39	3,019,872
5,400,000	4.375	11/15/39	6,941,916
6,000,000	4.375	05/15/40	7,726,080
6,300,000	4.250	11/15/40	7,968,933
1,900,000	4.750	02/15/41	2,597,737
5,500,000	4.375	05/15/41	7,107,045
United States Treasury Inflation Protected Securities
4,648,976	3.000	07/15/12	4,779,008
1,917,616	2.000	07/15/14	2,063,240
2,500,000	1.000	09/30/16	2,503,700
1,603,776	0.625	07/15/21	1,675,689
United States Treasury Notes
45,000,000	1.000	04/30/12	45,226,796
25,200,000	0.375	07/31/13	25,254,687
2,700,000	1.000	08/31/16	2,706,480
6,400,000	2.250	07/31/18	6,753,152
2,600,000	3.125	05/15/21	2,885,610
United States Treasury Principal-Only STRIPS(d)
6,600,000	0.000	05/15/21	5,455,824

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $142,987,367)			$155,104,390

Municipal Debt Obligation – 0.3%
New Jersey – 0.3%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,407,040
(Cost $2,000,000)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $731,733,411)			$764,712,172

Short-term Investment – 22.8%(i)
Repurchase Agreement – 22.8%
Joint Repurchase Agreement Account II
$190,900,000	0.095%	10/03/11	$190,900,000
(Cost $190,900,000)

TOTAL INVESTMENTS – 114.1%
(Cost $922,633,411)			$955,612,172

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.1)%			(118,194,705)

NET ASSETS – 100.0%			$837,417,467

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,342,406, which represents approximately 0.5% of net assets as of September 30, 2011.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $138,731,564 which represents approximately 16.6% of net assets as of September 30, 2011.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(i)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on page 57.

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Insurance
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FHLMC	5.500%	TBA-30yr	10/13/2011	$(4,000,000)	$(4,326,562)
FNMA	5.000	TBA-30yr	10/13/2011	(1,000,000)	(1,075,625)
FNMA	5.500	TBA-30yr	10/13/2011	(3,000,000)	(3,256,172)

TOTAL (Proceeds Receivable: $8,709,179)					$(8,658,359)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	8	December 2011	$1,989,400	$(2,118)
Eurodollars	8	March 2012	1,988,200	(2,218)
Eurodollars	8	June 2012	1,988,200	(418)
Eurodollars	8	September 2012	1,988,400	2,682
Eurodollars	8	December 2012	1,988,300	6,682
Eurodollars	8	March 2013	1,988,000	10,382
Eurodollars	8	June 2013	1,986,600	13,682
Ultra Long U.S. Treasury Bonds	90	December 2011	14,276,250	719,227
2 Year U.S. Treasury Notes	(61)	December 2011	(13,432,391)	18,590
5 Year U.S. Treasury Notes	1,730	December 2011	211,897,969	46,433
10 Year U.S. Treasury Notes	324	December 2011	42,150,375	121,937
30 Year U.S. Treasury Bonds	(136)	December 2011	(19,397,000)	(241,473)

TOTAL				$693,388

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)	Date(a)	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$1,300	12/21/21	3 month LIBOR	3.500%	$(157,807)	$(83,764)	$(74,043)
Deutsche Bank Securities, Inc.	32,900	09/30/13	0.500%	3 month LIBOR	(59,574)	(32,821)	(26,753)
	8,500	12/21/16	3 month LIBOR	2.500	(471,296)	(301,635)	(169,661)
	1,100	12/21/26	3 month LIBOR	4.000	(208,718)	(166,293)	(42,425)
	7,700	12/21/41	3 month LIBOR	4.250	(2,460,450)	(2,512,417)	51,967
JPMorgan Securities, Inc.	1,800	12/21/18	3 month LIBOR	3.250	(175,492)	(153,790)	(21,702)
Morgan Stanley Capital Services, Inc.	12,400	12/21/18	3 month LIBOR	3.250	(1,208,944)	(378,180)	(830,764)

TOTAL					$(4,742,281)	$(3,628,900)	$(1,113,381)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America NA	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$7,700	11/17/11	2.440%	$(250,107)	$(146,300)	$(103,807)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	7,700	11/17/11	2.440	(45,754)	(146,300)	100,546
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	6,400	11/17/11	2.450	(212,420)	(120,960)	(91,460)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	6,400	11/17/11	2.450	(36,692)	(120,960)	84,268

TOTAL		$28,200			$(544,973)	$(534,520)	$(10,453)

For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$30,000	$(326,625)

Contracts Written	421,000	(6,843,401)
Contracts Bought to Close	(356,400)	5,960,824
Contracts Expired	(66,400)	674,682

Contracts Outstanding September 30, 2011	$28,200	$(534,520)

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations(a) – 1.1%
Banks – 1.1%
Cie de Financement Foncier
$900,000	2.125%	04/22/13	$901,588
DnB NOR Boligkreditt
600,000	2.100	10/14/15	607,223
1,300,000	2.900	03/29/16	1,347,212

TOTAL CORPORATE OBLIGATIONS
(Cost $2,803,515)			$2,856,023

Government Guarantee Obligation(a)(b) – 0.4%
ING Bank NV
$1,100,000	2.500%	01/14/16	$1,102,288
(Cost $1,081,502)

U.S. Treasury Obligations – 95.8%
United States Treasury Inflation Protected Securities
$16,113,524	1.875%	07/15/13	$16,863,770
34,876,641	2.000	07/15/14	37,525,173
7,088,796	0.500	04/15/15	7,372,348
19,548,659	0.125	04/15/16	20,211,554
9,746,175	2.375	01/15/17	11,212,682
14,715,405	2.625	07/15/17	17,325,035
24,017,962	1.875	07/15/19	27,658,124
5,212,272	0.625	07/15/21	5,445,990
22,531,988	2.375	01/15/25	27,728,540
5,008,256	2.000	01/15/26	5,935,585
36,072,050	2.375 (c)	01/15/27	44,982,929
11,034,562	3.625	04/15/28	15,862,183
1,511,664	3.875	04/15/29	2,264,185
7,786,964	2.125	02/15/40	9,888,198

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $244,002,418)			$250,276,296

TOTAL INVESTMENTS – 97.3%
(Cost $247,887,435)			$254,234,607

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%			6,967,349

NET ASSETS – 100.0%			$261,201,956

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,958,311, which represents approximately 1.5% of net assets as of September 30, 2011.

(b)	Guaranteed by a foreign government until maturity.

(c)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(15)	December 2011	$(3,730,125)	$(17,409)
Eurodollars	(15)	March 2012	(3,727,875)	(22,221)
Eurodollars	5	September 2013	1,240,250	(1,574)
Eurodollars	5	December 2013	1,238,187	(1,761)
Eurodollars	5	March 2014	1,236,187	(1,761)
Ultra Long U.S. Treasury Bonds	17	December 2011	2,696,625	247,972
2 Year U.S. Treasury Notes	14	December 2011	3,082,844	(3,742)
5 Year U.S. Treasury Notes	58	December 2011	7,104,094	(2,663)
10 Year U.S. Treasury Notes	45	December 2011	5,854,219	19,865
30 Year U.S. Treasury Bonds	(63)	December 2011	(8,985,375)	(77,079)

TOTAL				$139,627

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Deutsche Bank Securities, Inc.	$600	12/21/26	3 month LIBOR	4.000%	$(113,846)	$(90,705)	$(23,141)
Morgan Stanley Capital Services, Inc.	4,800	12/21/16	2.500%	3 month LIBOR	266,143	274,334	(8,191)
	2,000	12/21/21	3 month LIBOR	3.500	(242,779)	(175,988)	(66,791)

TOTAL					$(90,482)	$7,641	$(98,123)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$1,700	11/17/11	2.440%	$(55,218)	$(32,300)	$(22,918)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	1,700	11/17/11	2.440	(10,102)	(32,300)	22,198
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	1,400	11/17/11	2.450	(46,467)	(26,460)	(20,007)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	1,400	11/17/11	2.450	(8,026)	(26,460)	18,434

TOTAL		$6,200			$(119,813)	$(117,520)	$(2,293)

For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$5,000	$(51,250)

Contracts Written	36,400	(710,350)
Contracts Bought to Close	(23,500)	548,830
Contracts Expired	(11,700)	95,250

Contracts Outstanding September 30, 2011	$6,200	$(117,520)

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 43.1%
Collateralized Mortgage Obligations – 16.1%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$28,279	21.225%	11/25/20	$40,253

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
603	1,172.807	11/15/21	17,803

Planned Amortization Class – 0.0%
FHLMC REMIC Series 1556, Class H
194,339	6.500	08/15/13	200,663
FHLMC REMIC Series 1916, Class PC
21,263	6.750	12/15/11	21,258

			221,921

Regular Floater(a) – 9.9%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
25,956,481	0.789	02/25/48	25,940,481
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
14,425,547	3.250	04/25/38	14,739,883
FNMA REMIC Series 1988-12, Class B(d)
93,314	0.000	02/25/18	91,443
NCUA Guaranteed Notes Series 2010-A1, Class A
6,141,878	0.574	12/07/20	6,145,369
NCUA Guaranteed Notes Series 2010-R2, Class 1A
11,876,622	0.791	11/06/17	11,884,044
NCUA Guaranteed Notes Series 2011-A1
17,700,000	0.245	06/12/13	17,660,752
NCUA Guaranteed Notes Series 2011-R1, Class 1A
7,556,201	0.674	01/08/20	7,565,646
NCUA Guaranteed Notes Series 2011-R2, Class 1A
24,780,447	0.641	02/06/20	24,792,064
NCUA Guaranteed Notes Series 2011-R3, Class 1A
27,696,629	0.625	03/11/20	27,705,284
NCUA Guaranteed Notes Series 2011-R4, Class 1A
45,370,757	0.604	03/06/20	45,392,027
NCUA Guaranteed Notes Series 2011-R5, Class 1A
41,835,179	0.604	04/06/20	41,848,252
NCUA Guaranteed Notes Series 2011-R6, Class 1A
40,997,888	0.604	05/07/20	41,017,108

			264,782,353

Sequential Fixed Rate – 5.9%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
20,100,000	4.084	11/25/20	22,054,944
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
33,200,000	2.699	05/25/18	33,865,414
FHLMC REMIC Series 108, Class G
217,189	8.500	12/15/20	248,350
FHLMC REMIC Series 1980, Class Z
1,132,687	7.000	07/15/27	1,295,277
FHLMC REMIC Series 2019, Class Z
1,225,417	6.500	12/15/27	1,393,045
FHLMC REMIC Series 3003, Class CG
2,607,383	5.000	07/15/23	2,655,806
FHLMC REMIC Series 3466, Class BA
3,264,096	5.000	08/15/35	3,371,481
FNMA ACES Series 2009-M2, Class A2
21,700,000	3.334	01/25/19	22,971,292
FNMA REMIC Series 1989-66, Class J
397,265	7.000	09/25/19	441,535
FNMA REMIC Series 1990-16, Class E
231,129	9.000	03/25/20	270,460
FNMA REMIC Series 2002-91, Class LK
880,621	4.500	06/25/22	896,999
FNMA REMIC Series 2009-70, Class AL
26,885,397	5.000	08/25/19	28,838,478
GNMA REMIC Series 1995-3, Class DQ
58,991	8.050	06/16/25	68,058
NCUA Guaranteed Notes Series 2010-C1, Class A2
20,000,000	2.900	10/29/20	20,984,376
NCUA Guaranteed Notes Series 2010-R1, Class 2A
1,981,740	1.840	10/07/20	1,989,172
NCUA Guaranteed Notes Series A4
16,200,000	3.000	06/12/19	16,638,695

			157,983,382

Sequential Floating Rate(a) – 0.3%
FNMA REMIC Series 1988-12, Class A
181,651	3.982	02/25/18	192,191
NCUA Guaranteed Notes Series 2010-R1, Class 1A
7,359,737	0.691	10/07/20	7,370,086

			7,562,277

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$430,607,989

Federal Agencies – 27.0%
Adjustable Rate FHLMC(a) – 0.5%
$150,620	3.761%	05/01/18	$153,021
81,449	4.394	10/01/25	83,886
965,031	2.741	11/01/34	1,018,243
5,862,093	2.511	06/01/35	6,134,358
759,478	3.066	05/01/36	807,033
165,316	5.688	10/01/36	172,058
182,931	5.555	11/01/36	191,668
5,370,316	6.298	09/01/37	5,727,286

			14,287,553

Adjustable Rate FNMA(a) – 4.1%
36,412	2.039	11/01/17	36,767
205,736	3.238	02/01/18	211,546
105,360	2.208	06/01/18	105,811
142,733	5.709	05/01/20	152,412
74,806	3.383	01/01/23	77,581
444,699	3.338	02/01/27	460,480
4,859,625	3.091	08/01/29	4,990,596
59,110	2.380	07/01/32	61,833
43,390	2.505	07/01/32	45,613
271,002	2.357	01/01/33	278,957

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

$3,328,278	2.675%	05/01/33	$3,509,043
510,019	2.625	08/01/33	538,369
2,652,209	4.611	08/01/33	2,885,105
2,297,149	2.538	02/01/34	2,408,606
701,282	2.445	05/01/34	725,937
1,469,147	2.470	05/01/34	1,556,607
1,128,059	2.467	06/01/34	1,188,257
788,898	2.717	10/01/34	816,853
1,306,710	2.741	10/01/34	1,349,394
2,091,844	2.256	02/01/35	2,188,195
315,790	2.343	02/01/35	332,800
506,148	2.414	03/01/35	531,031
3,475,981	2.470	03/01/35	3,684,390
3,139,650	2.066	04/01/35	3,235,472
6,497,292	2.177	04/01/35	6,753,253
2,106,638	2.595	04/01/35	2,184,011
990,158	2.184	05/01/35	1,035,911
614,037	2.275	05/01/35	640,672
11,284,858	2.394	07/01/35	11,881,534
3,626,968	2.349	08/01/35	3,808,885
2,255,429	2.383	10/01/35	2,350,382
3,924,582	2.497	03/01/36	4,106,255
1,164,227	2.479	04/01/36	1,191,486
3,214,633	2.673	04/01/36	3,402,010
2,106,243	2.643	06/01/36	2,166,026
4,075,883	2.653	06/01/36	4,308,429
3,511,383	2.704	07/01/36	3,617,002
59,634	4.658	07/01/36	63,678
5,115,931	4.935	09/01/36	5,314,475
372,370	5.538	11/01/36	388,111
302,056	5.557	11/01/36	315,852
8,712,478	2.549	04/01/37	9,093,745
4,696,230	4.556	07/01/37	4,977,116
8,665,679	5.072	11/01/38	9,153,591
182,698	5.824	12/01/46	190,727

			108,314,806

Adjustable Rate GNMA(a) – 0.5%
3,958,028	1.750	05/20/34	4,080,164
1,309,251	2.500	07/20/34	1,346,131
764,711	2.625	08/20/34	787,440
3,583,112	2.500	09/20/34	3,689,598
1,981,164	2.625	09/20/34	2,040,119
788,117	1.750	10/20/34	811,822
1,192,646	1.750	12/20/34	1,228,583

			13,983,857

FHLMC – 0.7%
1,264	7.000	12/01/12	1,264
13,007	6.500	01/01/13	13,429
17,166	6.500	04/01/13	17,623
49,744	6.500	05/01/13	51,761
17,234	6.500	06/01/13	17,991
11,543	6.500	10/01/13	12,014
467,922	4.500	10/01/14	500,486
299,108	4.000	11/01/14	317,963
394,640	4.000	03/01/15	419,041
2,839,874	4.500	03/01/15	2,927,739
219,343	4.500	08/01/15	234,601
38,607	8.500	10/01/15	41,477
201,266	8.000	12/01/15	217,883
10,078	7.000	03/01/16	10,877
2,297,646	5.500	01/01/20	2,487,382
704,202	7.000	04/01/22	813,832
16,376	4.500	05/01/23	17,402
34,308	7.500	01/01/31	38,652
16,473	6.000	06/01/36	18,114
10,000,000	3.550	11/01/41	10,281,791

			18,441,322

FNMA – 21.2%
411,729	5.500	01/01/13	424,003
13,402	6.000	01/01/14	14,538
43,755	6.000	03/01/14	47,463
10,677	5.500	04/01/14	11,579
292,562	4.000	01/01/15	300,366
104,310	4.500	01/01/15	107,653
2,435	8.500	09/01/15	2,447
81,601	8.500	10/01/15	85,181
11,625	8.500	12/01/15	12,462
9,000,000	3.660	01/01/18	9,599,176
11,058	5.500	01/01/18	11,990
7,726,574	2.800	03/01/18	8,027,354
6,860,000	3.840	05/01/18	7,372,634
62,797,055	3.738	06/01/18	67,272,510
380,564	5.500	07/01/18	412,644
206,999	5.500	08/01/18	224,449
382,928	5.500	09/01/18	415,208
58,688	5.500	12/01/18	63,635
26,007	5.500	01/01/19	28,219
47,437	5.500	03/01/19	51,469
14,961	5.500	08/01/19	16,225
14,313	5.000	09/01/19	15,467
52,446	7.000	11/01/19	59,464
4,963,120	3.416	10/01/20	5,175,167
7,145,400	3.375	11/01/20	7,431,018
3,772,868	3.632	12/01/20	3,982,760
8,703,000	3.840	07/01/21	9,276,246
42,703,490	4.316	07/01/21	46,817,781
7,642,854	5.500	09/01/23	8,315,891
1,478,354	5.500	10/01/23	1,610,598
10,754	7.000	12/01/24	12,256
2,015	7.000	07/01/27	2,305
2,965	7.000	08/01/27	3,398
4,209	7.000	10/01/28	4,823
3,713	7.000	01/01/29	4,254
2,519	7.000	11/01/29	2,886
135,418	8.000	02/01/31	153,649
3,033	7.000	04/01/31	3,475
18,513	7.000	05/01/32	21,140
12,022	7.000	06/01/32	13,728
6,482	7.000	08/01/32	7,403
2,041,840	6.000	03/01/33	2,260,485

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$4,084,366	6.500%		04/01/33	$4,548,975
4,327	7.000		04/01/34	4,949
10,040,108	6.000		04/01/35	11,112,001
1,774	6.000		11/01/35	1,956
95,000	8.500		09/01/37	109,439
1,147,827	7.500		10/01/37	1,320,122
106,758	4.000		02/01/40	111,940
1,990,035	3.500		02/01/41	2,045,700
357,000,000	3.000		TBA-15yr (e)	366,745,793

				565,676,274

GNMA – 0.0%
3,762	9.000		07/15/12	3,781
801,819	5.500		07/15/20	866,941
330,537	6.000		11/15/38	370,020

				1,240,742

TOTAL FEDERAL AGENCIES				$721,944,554

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,138,712,109)				$1,152,552,543

Agency Debentures – 35.7%
FHLB
$67,200,000	1.750%		12/14/12	$68,321,850
12,000,000	4.875		12/14/12	12,647,913
45,000,000	3.625		10/18/13	47,896,344
25,000,000	3.125		12/13/13	26,395,475
83,200,000	3.750		09/09/16	92,512,726
37,000,000	3.875		12/14/18	41,615,528
13,400,000	5.375		05/15/19	16,422,493
26,355,000	4.125		03/13/20	29,907,554
FHLMC
13,900,000	4.500		01/15/13	14,633,193
66,000,000	0.172	(a)	06/03/13	65,926,674
41,000,000	0.180	(a)	06/17/13	40,965,601
55,500,000	0.375		10/30/13	55,414,436
25,000,000	5.000		01/30/14	27,566,465
44,200,000	1.375		02/25/14	45,067,739
132,800,000	1.000		07/30/14	134,189,832
FNMA
125,200,000	0.202	(a)	05/17/13	125,087,946
65,000,000	4.625		10/15/13	70,467,020
9,535,000	1.050		10/22/13	9,632,391
28,400,000	0.000	(d)	07/05/14	27,845,101
Small Business Administration
101,588	7.200		06/01/17	112,578
257,221	6.300		05/01/18	279,538
179,022	6.300		06/01/18	194,805

TOTAL AGENCY DEBENTURES
(Cost $932,599,455)				$953,103,202

Government Guarantee Obligations(f) – 12.8%
Ally Financial, Inc.
$80,000,000	1.750%		10/30/12	$81,188,472
92,200,000	2.200		12/19/12	94,212,403
Citigroup Funding, Inc.
21,800,000	1.875		11/15/12	22,160,969
General Electric Capital Corp.
51,000,000	0.537	(a)	03/12/12	51,105,162
17,700,000	2.125		12/21/12	18,072,038
20,400,000	2.625		12/28/12	20,960,568
Morgan Stanley & Co.(a)
25,000,000	1.176		12/01/11	25,039,350
United States Central Federal Credit Union
29,700,000	1.900		10/19/12	30,172,105

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $338,612,568)				$342,911,067

U.S. Treasury Obligations – 17.1%
United States Treasury Inflation Protected Securities
$16,459,888	3.000%		07/15/12	$16,920,271
5,992,550	2.000		07/15/14	6,447,624
4,911,564	0.625		07/15/21	5,131,799
United States Treasury Notes
64,100,000	0.375		10/31/12	64,231,406
58,300,000	0.625		01/31/13	58,621,230
148,200,000	0.750	(g)	03/31/13	149,375,236
115,300,000	0.625		04/30/13	116,009,093
32,600,000	0.375		06/30/13	32,670,417
7,300,000	0.375		07/31/13	7,315,842
100,000	1.000		08/31/16	100,240

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $454,167,504)				$456,823,158

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,864,091,636)				$2,905,389,970

Short-term Investment – 3.6%(h)
Repurchase Agreement – 3.6%
Joint Repurchase Agreement Account II
$96,900,000	0.095%		10/03/11	$96,900,000
(Cost $96,900,000)

TOTAL INVESTMENTS – 112.3%
(Cost $2,960,991,636)				$3,002,289,970

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.3)%				(328,856,242)

NET ASSETS – 100.0%				$2,673,433,728

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $40,680,364, which represents approximately 1.5% of net assets as of September 30, 2011.

(d)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $366,745,793 which represents approximately 13.7% of net assets as of September 30, 2011.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on page 57.

Investment Abbreviations:
ACES	—	Alternative Credit Enhancement Securities
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(e)	Date	Amount	Value

FNMA (Proceeds Receivable: $996,016)	3.500%	TBA-30yr	10/13/11	$(1,000,000)	$(1,027,031)

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	33	June 2012	$8,201,325	$(1,724)
Eurodollars	33	September 2012	8,202,150	11,063
Eurodollars	33	December 2012	8,201,738	27,563
Eurodollars	33	March 2013	8,200,500	42,826
Eurodollars	33	June 2013	8,194,725	56,438
Ultra Long U.S. Treasury Bonds	104	December 2011	16,497,000	1,568,847
2 Year U.S. Treasury Notes	8,309	December 2011	1,829,667,774	(2,470,626)
5 Year U.S. Treasury Notes	322	December 2011	39,439,969	34,456
10 Year U.S. Treasury Notes	(930)	December 2011	(120,987,188)	(316,655)
30 Year U.S. Treasury Bonds	(104)	December 2011	(14,833,000)	(222,796)

TOTAL				$(1,270,608)

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$151,500	(a)	09/30/13	3 month LIBOR	0.500%	$274,330	$118,076	$156,254
	31,000		11/02/16	3 month LIBOR	1.780	(982,840)	—	(982,840)
	50,100	(a)	12/21/21	3 month LIBOR	3.500	(6,081,626)	(3,228,110)	(2,853,516)
Citibank NA	12,900	(a)	12/21/18	3 month LIBOR	3.250	(1,257,691)	(1,272,138)	14,447
	36,100	(a)	12/21/21	3 month LIBOR	3.500	(4,382,170)	(4,177,610)	(204,560)
	2,600	(a)	12/21/26	3 month LIBOR	4.000	(493,335)	(412,699)	(80,636)
Deutsche Bank Securities, Inc.	36,600	(a)	12/21/16	3 month LIBOR	2.500	(2,029,344)	(1,893,372)	(135,972)
	36,100	(a)	12/21/21	3 month LIBOR	3.500	(4,382,170)	(4,150,807)	(231,363)
	1,400	(a)	12/21/26	3 month LIBOR	4.000	(265,642)	(211,646)	(53,996)
	3,000	(a)	12/21/31	3 month LIBOR	4.250	(769,087)	(492,790)	(276,297)
	11,500	(a)	12/21/41	3 month LIBOR	4.250	(3,674,699)	(3,752,311)	77,612
JPMorgan Securities, Inc.	185,600		12/31/12	3 month LIBOR	0.943	(1,365,815)	—	(1,365,815)
	39,000		11/02/18	3 month LIBOR	2.310	(1,921,619)	7,974	(1,929,593)
	19,900	(a)	12/21/18	3 month LIBOR	3.250	(1,940,159)	(1,700,234)	(239,925)
	30,400	(a)	12/21/21	3 month LIBOR	3.500	(3,690,248)	(2,586,131)	(1,104,117)
Morgan Stanley Capital	123,900	(a)	12/21/14	3 month LIBOR	1.750	(3,424,240)	(1,188,147)	(2,236,093)
Services, Inc.	59,600	(a)	12/21/18	3 month LIBOR	3.250	(5,810,727)	(5,498,043)	(312,684)
	9,400	(a)	12/21/21	3 month LIBOR	3.500	(1,141,064)	(1,036,263)	(104,801)

TOTAL						$(43,338,146)	$(31,474,251)	$(11,863,895)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$27,200	11/17/11	2.440%	$(883,494)	$(516,800)	$(366,694)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	27,200	11/17/11	2.440	(161,625)	(516,800)	355,175
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	22,500	11/17/11	2.450	(746,790)	(425,250)	(321,540)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	22,500	11/17/11	2.450	(128,996)	(425,250)	296,254

TOTAL		$99,400			$(1,920,905)	$(1,884,100)	$(36,805)

For the six months ended September 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$68,000	$(740,350)

Contracts Written	748,200	(14,863,345)
Contracts Bought to Close	(575,800)	12,322,618
Contracts Expired	(141,000)	1,396,977

Contracts Outstanding September 30, 2011	$99,400	$(1,884,100)

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 35.7%
Collateralized Mortgage Obligations – 14.9%
Interest Only(a) – 0.0%
FNMA REMIC Series 1990-145, Class B
$892	1,004.961%	12/25/20	$17,677

Planned Amortization Class – 0.2%
FHLMC REMIC Series 2113, Class TE
396,563	6.000	01/15/14	412,088
FNMA REMIC Series 1993-225, Class WC
261,754	6.500	12/25/13	273,017

			685,105

Regular Floater(b) – 9.7%
Collateralized Mortgage Securities Corp. Series N, Class 2
101,380	0.912	08/25/17	101,899
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
1,899,255	0.789	02/25/48	1,898,084
FHLMC REMIC Series 1826, Class F
88,198	0.650	09/15/21	88,376
FNMA REMIC Series 1990-145, Class A
363,158	1.197	12/25/20	361,459
FNMA REMIC Series 1997-20, Class F
755,887	0.727	03/25/27	749,397
FNMA REMIC Series 1998-66, Class FC
180,725	0.730	11/17/28	182,187
NCUA Guaranteed Notes Series 2010-A1, Class A
995,980	0.574	12/07/20	996,546
NCUA Guaranteed Notes Series 2010-R2, Class 1A
1,862,999	0.594	11/06/17	1,864,164
NCUA Guaranteed Notes Series 2011-A1
2,700,000	0.245	06/12/13	2,694,013
NCUA Guaranteed Notes Series 2011-R1, Class 1A
1,290,083	0.674	01/08/20	1,291,696
NCUA Guaranteed Notes Series 2011-R2, Class 1A
3,698,574	0.624	02/06/20	3,700,308
NCUA Guaranteed Notes Series 2011-R3, Class 1A
4,086,388	0.625	03/11/20	4,087,665
NCUA Guaranteed Notes Series 2011-R4, Class 1A
6,692,621	0.604	03/06/20	6,695,759
NCUA Guaranteed Notes Series 2011-R5, Class 1A
6,711,060	0.604	04/06/20	6,713,157
NCUA Guaranteed Notes Series 2011-R6, Class 1A
6,542,216	0.604	05/07/20	6,545,283

			37,969,993

Sequential Fixed Rate – 3.7%
FHLMC Multifamily Structured Pass-Through Certificates Series K703 Class A2
5,000,000	2.699	05/25/18	5,100,213
FNMA ACES Series 2009-M2, Class A2
3,250,000	3.334	01/25/19	3,440,401
FNMA REMIC Series 2009-70, Class AL
5,101,593	5.000	08/25/19	5,472,197
NCUA Guaranteed Notes Series 2010-R1, Class 2A
330,290	1.840	10/07/20	331,529

			14,344,340

Sequential Floating Rate(b) – 1.3%
FHLMC Multifamily Structured Pass-Through Certificates Series K701, Class A2
2,250,000	3.882	11/25/17	2,431,076
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
1,500,000	4.084	11/25/20	1,645,891
NCUA Guaranteed Notes Series 2010-R1, Class 1A
1,198,097	0.674	10/07/20	1,199,782

			5,276,749

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$58,293,864

Federal Agencies – 20.8%
Adjustable Rate FHLMC(b) – 1.1%
50,287	2.702	08/01/16	51,040
77,982	3.686	08/01/18	80,880
49,385	3.179	11/01/18	50,718
322,256	4.191	11/01/18	332,266
20,147	3.205	02/01/19	20,718
51,688	2.611	03/01/19	52,721
34,077	3.557	03/01/19	35,287
47,344	2.799	06/01/19	48,187
35,329	3.339	07/01/19	36,515
804,796	3.513	11/01/19	834,741
638,733	6.876	11/01/19	682,047
57,495	3.238	01/01/20	58,706
73,180	2.609	05/01/21	74,973
46,886	2.651	10/01/26	47,693
696,749	5.347	08/01/28	743,036
335,083	2.511	05/01/29	344,835
47,477	4.194	06/01/29	51,606
68,861	2.719	04/01/30	71,072
70,512	4.337	06/01/30	76,703
200,676	2.530	12/01/30	207,831
51,884	2.720	02/01/31	53,611
14,274	3.485	06/01/31	14,832
476,631	4.398	05/01/35	506,637

			4,476,655

Adjustable Rate FNMA(b) – 1.8%
206,043	6.750	04/01/17	214,708
35,415	4.258	08/01/17	36,575
124,212	2.744	09/01/17	127,802
76,789	2.750	09/01/17	79,595
38,173	2.750	12/01/17	38,876
28,000	4.875	12/01/17	30,048
77,336	2.799	03/01/18	79,270
190,059	2.838	03/01/18	193,907
905,018	2.821	07/01/18	923,624
44,568	1.971	10/01/18	44,962
38,647	2.627	10/01/18	39,451
94,833	2.717	10/01/18	97,306
106,052	2.760	10/01/18	108,150
117,332	2.755	01/01/19	119,730
415,862	4.016	04/01/19	439,633
27,076	5.898	04/01/19	28,254

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)

$213,558	2.610%	05/01/19	$220,824
811,083	2.756	05/01/19	828,569
113,110	6.183	07/01/19	120,780
329,958	4.300	08/01/19	351,342
287,797	5.709	05/01/20	307,313
400,239	2.746	06/01/20	408,837
28,057	6.536	02/01/22	29,959
89,300	2.777	05/20/22	92,741
254,223	2.177	02/01/23	261,011
4,907	6.219	12/01/23	5,115
467,118	2.276	01/01/24	478,048
510,282	2.199	03/01/24	521,752
415,116	2.673	06/20/24	428,925
27,211	4.126	08/01/24	28,985
130,343	5.095	01/01/25	139,182
31,363	3.791	06/01/27	32,292
20,256	4.250	12/01/27	21,942
45,686	4.528	01/01/28	49,698
29,366	2.609	06/01/29	30,288
19,818	2.725	06/01/29	20,390
22,556	3.996	05/01/36	24,271
132,814	1.652	06/01/40	133,076
11,638	1.452	02/01/41	11,556

			7,148,787

Adjustable Rate GNMA(b) – 2.1%
7,064,370	2.500	08/20/34	7,273,963
873,402	2.625	08/20/34	899,362

			8,173,325

FHLMC – 1.9%
59,690	6.500	03/01/13	62,313
22,671	6.500	04/01/13	23,274
25,512	6.500	05/01/13	26,633
42,223	6.500	06/01/13	43,944
581,660	8.000	12/01/15	629,683
464,181	5.500	01/01/20	502,512
247,718	7.000	04/01/21	285,976
142,453	7.000	08/01/21	164,448
1,320,811	7.000	03/01/22	1,526,280
388,010	7.000	05/01/22	448,417
1,448,212	7.000	06/01/22	1,673,662
16,376	4.500	05/01/23	17,402
21,426	7.000	12/01/25	24,552
2,100,000	3.550	11/01/41	2,159,176

			7,588,272

FNMA – 13.9%
69,481	6.500	04/01/12	70,611
167,912	6.000	05/01/12	171,701
44,696	6.500	05/01/12	45,523
101,424	6.000	06/01/12	103,713
40,799	6.500	06/01/12	41,645
1,006,369	5.500	01/01/13	1,036,372
2,800,000	1.500	03/28/14	2,814,802
286,932	8.000	01/01/16	308,967
494,031	7.000	03/01/17	545,632
93,427	7.000	05/01/17	103,185
1,300,000	3.660	01/01/18	1,386,548
1,089,645	2.800	03/01/18	1,132,063
3,316,954	5.500	03/01/18	3,596,562
309,212	5.500	04/01/18	335,278
740,000	3.840	05/01/18	795,299
9,388,111	3.738	06/01/18	10,057,188
1,746	5.000	08/01/19	1,887
14,217	5.000	09/01/19	15,367
11,719	5.000	11/01/19	12,666
39,914	5.000	01/01/20	43,145
794,099	3.416	10/01/20	828,027
1,091,658	3.375	11/01/20	1,135,294
595,716	3.632	12/01/20	628,857
3,100,000	3.840	07/01/21	3,304,190
5,989,022	4.316	07/01/21	6,566,038
118,019	7.000	07/01/21	135,719
227,718	7.000	11/01/21	261,996
109,344	7.000	12/01/21	125,810
221,193	7.000	01/01/22	254,346
47,625	7.000	02/01/22	54,762
174,775	7.000	01/01/28	200,245
158,041	6.500	04/01/33	175,874
167,894	5.000	01/01/37	180,811
280,127	5.000	03/01/38	301,273
35,586	4.000	02/01/40	37,314
17,000,000	3.000	TBA-15yr (d)	17,467,501

			54,276,211

GNMA – 0.0%
40,716	7.000	12/15/25	47,096
88,380	7.000	04/15/26	102,487

			149,583

TOTAL FEDERAL AGENCIES			$81,812,833

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $137,919,984)			$140,106,697

Agency Debentures – 6.7%
FHLB
$8,000,000	3.875%	12/14/18	$8,997,952
1,900,000	5.375	05/15/19	2,328,563
FHLMC(b)
10,000,000	0.172	06/03/13	9,988,890
FHLMC(b)
5,000,000	0.180	06/17/13	4,995,805

TOTAL AGENCY DEBENTURES
(Cost $25,227,117)			$26,311,210

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Asset-Backed Securities – 13.7%
Auto – 2.7%
Ally Master Owner Trust Series 2010-1, Class A(b)(c)
$6,500,000	1.979%		01/15/15	$6,628,193
Ford Credit Auto Owner Trust Series 2009-B, Class A3
3,754,143	2.790		08/15/13	3,778,243

				10,406,436

Credit Card(b)(c) – 1.1%
World Financial Network Credit Card Master Trust Series 2006-A, Class A
4,200,000	0.359		02/15/17	4,159,961

Home Equity(c) – 0.5%
AH Mortgage Advance Trust Series SART-1, Class A1
1,300,000	2.630		05/10/42	1,298,460
AH Mortgage Advance Trust Series SART-2, Class A1
800,000	3.270		09/15/43	799,784

				2,098,244

Student Loan(b) – 9.4%
Access Group, Inc. Series 2002-1, Class A2
3,303,661	0.538		09/25/25	3,293,531
Access Group, Inc. Series 2005-2, Class A1
111,162	0.398		08/22/17	111,046
Brazos Higher Education Authority, Inc. Series 2005-2, Class A9
2,778,807	0.458		12/26/17	2,755,908
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
3,709,774	0.518		06/27/22	3,670,197
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
2,612,250	0.438		12/26/18	2,592,371
College Loan Corp. Trust Series 2004-1, Class A3
6,946,618	0.413		04/25/21	6,909,894
College Loan Corp. Trust Series 2005-1, Class A2
5,000,000	0.353		07/25/24	4,948,853
College Loan Corp. Trust Series 2005-2, Class A2
1,083,204	0.359		10/15/21	1,072,243
Education Funding Capital Trust I Series 2003-3, Class A3
5,036,312	0.617		03/16/20	5,020,948
Education Funding Capital Trust I Series 2004-1, Class A2
2,426,136	0.507		12/15/22	2,395,067
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
2,095,573	0.853		04/25/19	2,087,734
SLM Student Loan Trust Series 2004-9, Class A4
924,891	0.383		04/25/17	924,429
SLM Student Loan Trust Series 2006-5, Class A3
1,069,933	0.283		10/25/19	1,068,692

				36,850,913

TOTAL ASSET-BACKED SECURITIES
(Cost $53,471,891)				$53,515,554

Government Guarantee Obligations(e) – 21.6%
Ally Financial, Inc.
$20,700,000	2.200%		12/19/12	$21,151,808
Bank of America Corp.(b)
13,400,000	0.555		06/22/12	13,428,194
Citigroup Funding, Inc.
8,600,000	0.583	(b)	04/30/12	8,618,292
10,000,000	1.875		11/15/12	10,165,582
General Electric Capital Corp.
9,400,000	0.537	(b)	03/12/12	9,419,383
2,000,000	0.353	(b)	12/21/12	2,001,826
6,000,000	2.625		12/28/12	6,164,873
Morgan Stanley & Co.(b)
8,500,000	0.555		02/10/12	8,514,866
3,800,000	0.701		06/20/12	3,810,640
United States Central Federal Credit Union
1,500,000	1.900		10/19/12	1,523,844

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $84,145,952)				$84,799,308

U.S. Treasury Obligations – 11.1%
United States Treasury Bonds
$1,200,000	4.375%		05/15/41	$1,550,628
United States Treasury Inflation Protected Securities
2,387,312	3.000		07/15/12	2,454,085
838,957	2.000		07/15/14	902,667
701,652	0.625		07/15/21	733,114
United States Treasury Notes
31,200,000	1.000	(f)	03/31/12	31,336,655
2,300,000	0.750		03/31/13	2,318,239
3,200,000	0.625		04/30/13	3,219,680
800,000	1.500		07/31/16	821,480

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $42,859,697)				$43,336,548

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $343,624,641)				$348,069,317

Short-term Investment(g) – 13.4%
Repurchase Agreement – 13.4%
Joint Repurchase Agreement Account II
$52,500,000	0.095%		10/03/11	$52,500,000
(Cost $52,500,000)

TOTAL INVESTMENTS – 102.2%
(Cost $396,124,641)				$400,569,317

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%				(8,571,601)

NET ASSETS – 100.0%				$391,997,716

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,784,482, which represents approximately 3.8% of net assets as of September 30, 2011.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $17,467,501 which represents approximately 4.5% of net assets as of September 30, 2011.

(e)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on page 57.

Investment Abbreviations:
ACES	—	Alternative Credit Enhancement Securities
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	61	October 2011	$15,187,475	$(1,034)
Eurodollars	139	December 2011	34,565,825	(21,500)
Eurodollars	448	March 2012	111,339,200	(56,045)
Eurodollars	154	June 2012	38,272,850	(9,518)
Eurodollars	1	September 2012	248,550	335
Eurodollars	1	December 2012	248,538	835
Eurodollars	1	March 2013	248,500	1,298
Eurodollars	1	June 2013	248,325	1,710
Ultra Long U.S. Treasury Bonds	15	December 2011	2,379,375	22,007
2 Year U.S. Treasury Notes	305	December 2011	67,161,953	(91,527)
5 Year U.S. Treasury Notes	372	December 2011	45,564,187	10,795
10 Year U.S. Treasury Notes	(115)	December 2011	(14,960,781)	(8,885)
30 Year U.S. Treasury Bonds	(89)	December 2011	(12,693,625)	(164,405)

TOTAL				$(315,934)

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$41,900	(a)	09/30/13	3 month LIBOR	0.500%	$75,871	$43,116	$32,755
	2,100	(a)	12/21/21	3 month LIBOR	3.500	(254,918)	(135,310)	(119,608)
Citibank NA	2,100	(a)	12/21/21	3 month LIBOR	3.500	(254,918)	(243,019)	(11,899)
Deutsche Bank Securities, Inc.	3,800	(a)	12/21/16	3 month LIBOR	2.500	(210,697)	(195,146)	(15,551)
	13,500	(a)	12/21/21	3 month LIBOR	3.500	(1,638,762)	(1,364,859)	(273,903)
	4,600	(a)	12/21/31	3 month LIBOR	4.250	(1,179,267)	(930,415)	(248,852)
	2,600	(a)	12/21/41	3 month LIBOR	4.250	(830,802)	(848,349)	17,547
JPMorgan Securities, Inc.	119,000		12/31/12	3 month LIBOR	0.943	(875,711)	—	(875,711)
	20,300	(a)	12/21/13	3 month LIBOR	1.250	(252,639)	(130,027)	(122,612)
	21,200	(a)	12/21/16	3 month LIBOR	2.500	(1,175,467)	(1,202,143)	26,676
	2,200	(a)	12/21/21	3 month LIBOR	3.500	(267,057)	(196,265)	(70,792)
	13,600	(a)	12/21/26	4.000%	3 month LIBOR	2,580,520	2,102,920	477,600
Morgan Stanley Capital Services, Inc.	11,300	(a)	12/21/18	3 month LIBOR	3.250	(1,101,698)	(1,042,414)	(59,284)
	2,000	(a)	12/21/21	3 month LIBOR	3.500	(242,780)	(220,482)	(22,298)

TOTAL						$(5,628,325)	$(4,362,393)	$(1,265,932)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2011.

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At September 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Bank of America N.A	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	$3,400	11/17/11	2.440%	$(110,437)	$(64,600)	$(45,837)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.440% versus the 3 month LIBOR maturing on November 21, 2021	3,400	11/17/11	2.440	(20,203)	(64,600)	44,397
Morgan Stanley Capital Services, Inc.	Put – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	2,800	11/17/11	2.450	(92,934)	(52,920)	(40,014)
	Call – OTC – 10 year Interest Rate Swap for the obligation to receive a fixed rate of 2.450% versus the 3 month LIBOR maturing on November 21, 2021	2,800	11/17/11	2.450	(16,053)	(52,920)	36,867

TOTAL		$12,400			$(239,627)	$(235,040)	$(4,587)

For the period ended September 30, 2011, the Fund had the following swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$15,000	$(163,440)

Contracts Written	122,000	(2,113,670)
Contracts Bought to Close	(94,800)	1,767,515
Contracts Expired	(29,800)	274,555

Contracts Outstanding September 30, 2011	$12,400	$(235,040)

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2011, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 3, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Fund	Amount	Value	Allocation

Enhanced Income	$5,500,000	$5,500,044	$5,631,028

Government Income	190,900,000	190,901,518	195,447,857

Short Duration Government	96,900,000	96,900,770	99,208,472

Ultra-Short Duration Government	52,500,000	52,500,417	53,750,720

REPURCHASE AGREEMENTS — At September 30, 2011, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

				Short	Ultra-Short
	Interest	Enhanced	Government	Duration	Duration
Counterparty	Rate	Income	Income	Government	Government

Barclays Capital, Inc.	0.050%	$556,257	$19,307,166	$9,800,233	$5,309,723

Barclays Capital, Inc.	0.100	182,679	6,340,613	3,218,467	1,743,752

BNP Paribas Securities Co.	0.120	1,107,490	38,439,965	19,511,957	10,571,494

Credit Suisse Securities LLC	0.040	205,514	7,133,189	3,620,776	1,961,721

JPMorgan Securities	0.090	2,100,804	72,917,048	37,012,372	20,053,142

Wells Fargo Securities LLC	0.110	1,347,256	46,762,019	23,736,195	12,860,168

TOTAL		$5,500,000	$190,900,000	$96,900,000	$52,500,000

At September 30, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	1.375 to 5.410%	04/12/12 to 04/17/36

Federal Home Loan Bank	0.150 to 0.250	05/25/12 to 08/17/12

Federal Home Loan Mortgage Corp.	0.000 to 6.250	04/25/12 to 09/01/41

Federal National Mortgage Association	1.250 to 8.500	05/01/12 to 10/01/41

U.S. Treasury Notes	1.375 to 4.000	01/31/14 to 08/15/21

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2011 (Unaudited)

Enhanced
Income Fund
Assets:

Investments in securities, at value (identified cost $659,641,345, $731,733,411, $247,887,435, $2,864,091,636 and $343,624,641, respectively)	$664,524,452
Repurchase agreement, at value which equals cost	5,500,000
Cash	86,986
Receivables:
Interest	4,615,988
Fund shares sold	189,255
Investment securities sold	—
Investment securities sold on an extended-delivery basis	—
Swap contracts, at value (includes upfront payments made of $10,219, $0, $274,334, $118,076 and $2,146,036, respectively)	56,600
Due from broker — variation margin	6,134
Collateral on certain derivative contracts	—
Reimbursement from investment adviser	—
Other assets	2,213

Total assets	674,981,628

Liabilities:

Due to custodian	—
Payables:
Fund shares redeemed	5,405,570
Investment securities purchased	—
Investment securities purchased on an extended-delivery basis	—
Amounts owed to affiliates	207,134
Income distribution	71,477
Swap contracts, at value (includes upfront payments received of $0, $3,628,900, $266,693, $31,592,327 and $6,508,429, respectively)	—
Due to broker — variation margin	—
Forward sale contracts, at value (proceeds received $0, $8,709,179, $0, $996,016 and $0, respectively)	—
Written Options Contracts, at value (premium received $0, $534,520, $117,520, $1,884,100 and $235,040, respectively)	—
Accrued expenses and other liabilities	130,944

Total liabilities	5,815,125

Net Assets:

Paid-in capital	693,599,843
Accumulated undistributed (distributions in excess of) net investment income	741,247
Accumulated net realized gain (loss) from investment, futures, options and swap transactions	(28,285,445)
Net unrealized gain on investments, futures, options and swaps	3,110,858

NET ASSETS	$669,166,503

Net Assets:
Class A	$197,515,456
Class B	656,015
Class C	—
Institutional	464,868,924
Administration	2,414,747
Service	—
Class IR	3,711,361
Class R	—

Total Net Assets	$669,166,503

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	20,831,314
Class B	69,291
Class C	—
Institutional	49,078,840
Administration	254,080
Service	—
Class IR	391,949
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$9.48
Class B	9.47
Class C	—
Institutional	9.47
Administration	9.50
Service	—
Class IR	9.47
Class R	—

(a)	Maximum public offering price per share for Class A shares of the Enhanced Income, Short Duration Government and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), Government Income and Inflation Protected Securities Funds (NAV per share multiplied by 1.0390) is $9.62, $10.42, $8.88, $16.31 and $12.05, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$764,712,172	$254,234,607	$2,905,389,970	$348,069,317
190,900,000	—	96,900,000	52,500,000
64,854	—	66,711	25,754

3,230,315	1,042,334	8,948,321	773,864
3,112,689	7,714,636	48,062,733	13,106,506
25,659,991	—	1,370,602	50,567
173,581,094	—	264,201,348	18,558,281
—	266,143	274,330	2,656,391
83,214	4,001	5,757	—
4,650,272	—	44,850,636	4,970,000
41,256	—	58,631	20,319
2,136	505	7,504	4,512

1,166,037,993	263,262,226	3,370,136,543	440,735,511

—	698,007	—	—

3,726,923	685,432	9,451,573	1,785,324
6,855,494	—	10,220,055	2,146,212
303,188,516	—	628,635,508	35,960,000
561,825	111,189	1,300,472	136,785
174,142	19,377	202,497	34,678
4,742,281	356,625	43,612,476	8,284,716
—	—	—	46,432
8,658,359	—	1,027,031	—
544,973	119,813	1,920,905	239,627
168,013	69,827	332,298	104,021

328,620,526	2,060,270	696,702,815	48,737,795

791,554,189	241,427,204	2,657,819,086	457,454,516
536,209	(251,334)	4,847,304	355,770
12,727,934	13,639,703	(17,328,673)	(68,670,793)
32,599,135	6,386,383	28,096,011	2,858,223

$837,417,467	$261,201,956	$2,673,433,728	$391,997,716

$421,880,579	$109,011,301	$897,595,923	$111,828,984
14,319,970	—	680,599	—
32,012,891	24,174,644	108,921,743	—
257,045,418	124,252,243	1,544,000,989	278,761,934
—	—	—	—
94,084,241	—	80,971,661	742,311
1,227,040	2,351,185	41,262,813	664,487
16,847,328	1,412,583	—	—

$837,417,467	$261,201,956	$2,673,433,728	$391,997,716

26,865,101	9,394,557	87,472,042	12,779,955
911,950	—	66,571	—
2,038,648	2,076,749	10,685,347	—
16,395,383	10,673,508	150,955,403	31,848,523
—	—	—	—
6,006,036	—	7,927,242	84,436
78,182	202,341	4,018,864	76,025
1,074,093	121,482	—	—

$15.70	$11.60	$10.26	$8.75
15.70	—	10.22	—
15.70	11.64	10.19	—
15.68	11.64	10.23	8.75
—	—	—	—
15.66	—	10.21	8.79
15.69	11.62	10.27	8.74
15.69	11.63	—	—

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2011 (Unaudited)

Enhanced
Income Fund

Investment income:

Interest	$6,283,319

Expenses:

Management fees	990,428
Distribution and Service fees(a)	278,519
Transfer Agent fees(a)	258,118
Custody and accounting fees	87,571
Registration fees	57,746
Professional fees	46,975
Printing and mailing costs	35,543
Trustee fees	8,670
Administration share fees	3,321
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	16,380

Total expenses	1,783,271

Less — expense reductions	(198,215)

Net expenses	1,585,056

NET INVESTMENT INCOME	4,698,263

Realized and unrealized gain (loss) from investment, futures, option and swap transactions:

Net realized gain (loss) from:
Investment transactions	1,402,024
Futures transactions	(10,557,704)
Written options	—
Swap contracts	(23,683)
Net change in unrealized gain (loss) on:
Investments	(1,723,981)
Futures	1,686,388
Written options	—
Swap contracts	(38,773)

Net realized and unrealized gain (loss) from investment, futures, option and swap transactions	(9,255,729)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,557,466)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$274,445	$4,074	$—	$—	$142,711	$530	$—	$113,648	$531	$—	$698	$—
Government Income	536,175	78,614	158,638	38,955	278,811	10,220	20,623	54,373	—	19,008	529	10,128
Inflation Protected Securities	115,597	—	117,368	3,249	60,110	—	15,258	24,168	—	—	134	845
Short Duration Government	1,173,689	4,529	581,152	—	610,318	589	75,550	299,200	—	18,837	10,239	—
Ultra-Short Duration Government	138,593	—	—	—	72,069	—	—	56,387	—	168	510	—

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$9,175,899	$5,408,935	$18,153,073	$2,427,633

2,321,172	393,192	6,173,359	788,867
812,382	236,214	1,759,370	138,593
393,692	100,515	1,014,733	129,134
136,951	37,762	141,931	91,102
54,026	16,619	88,957	34,491
48,815	41,816	48,087	47,601
56,567	16,643	107,497	29,648
9,866	8,721	11,159	8,314
—	—	—	—
118,801	—	117,735	1,049
118,801	—	117,735	1,049
21,237	5,181	58,025	21,400

4,092,310	856,663	9,638,588	1,291,248

(332,144)	(201,701)	(1,282,931)	(264,570)

3,760,166	654,962	8,355,657	1,026,678

5,415,733	4,753,973	9,797,416	1,400,955

16,271,310	10,909,827	15,849,700	1,329,933
8,131,952	(715,702)	(5,482,354)	(2,587,063)
(1,100,213)	(171,450)	(3,335,620)	(440,716)
(756,279)	(1,851)	(1,521,415)	(3,058,035)

19,502,848	4,308,320	21,951,385	1,273,705
1,287,100	266,788	(4,934,055)	(161,275)
(37,684)	(2,789)	(98,528)	(18,364)
(717,996)	(96,360)	(16,873,917)	73,432

42,581,038	14,496,783	5,555,196	(3,588,383)

$47,996,771	$19,250,756	$15,352,612	$(2,187,428)

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2011	Year Ended
	(Unaudited)	March 31, 2011

From operations:

Net investment income	$4,698,263	$12,608,340
Net realized gain (loss) from investment, futures, options and swap transactions	(9,179,363)	(3,051,376)
Net change in unrealized gain (loss) on investments, futures, options and swaps	(76,366)	(5,175,240)

Net increase (decrease) in net assets resulting from operations	(4,557,466)	4,381,724

Distributions to shareholders:

From net investment income
Class A Shares	(1,066,354)	(3,106,539)
Class B Shares	(916)	(2,995)
Class C Shares	—	—
Institutional Shares	(3,716,934)	(9,350,881)
Administration Shares	(14,085)	(43,678)
Service Shares	—	—
Class IR Shares(a)	(6,007)	(9)
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(a)	—	—
Class R Shares	—	—

Total distributions to shareholders	(4,804,296)	(12,504,102)

From share transactions:

Proceeds from sales of shares	243,908,162	654,480,790
Reinvestment of distributions	4,350,989	9,891,682
Cost of shares redeemed	(377,252,456)	(1,072,464,895)

Net increase (decrease) in net assets resulting from share transactions	(128,993,305)	(408,092,423)

TOTAL INCREASE (DECREASE)	(138,355,067)	(416,214,801)

Net assets:

Beginning of period	807,521,570	1,223,736,371

End of period	$669,166,503	$807,521,570

Accumulated undistributed (distribution in excess of) net investment income	$741,247	$847,280

(a)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		Inflation Protected Securities Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
September 30, 2011	Year Ended	September 30, 2011	Year Ended
(Unaudited)	March 31, 2011	(Unaudited)	March 31, 2011

$5,415,733	$14,175,088	$4,753,973	$4,170,927
22,546,770	20,752,252	10,020,824	14,405,181
20,034,268	(1,860,450)	4,475,959	(765,884)

47,996,771	33,066,890	19,250,756	17,810,224

(2,818,991)	(7,591,560)	(2,143,462)	(1,202,162)
(44,429)	(202,418)	—	—
(90,036)	(312,961)	(467,324)	(165,497)
(2,249,741)	(4,740,710)	(3,074,411)	(2,402,273)
—	—	—	—
(547,546)	(1,445,525)	—	—
(6,289)	(10,826)	(5,047)	(2,205)
(82,687)	(123,067)	(29,009)	(7,684)

—	(16,400,382)	—	(4,075,397)
—	(800,894)	—	—
—	(1,316,210)	—	(1,100,050)
—	(8,077,768)	—	(5,209,809)
—	(3,659,282)	—	—
—	(25,833)	—	(6,632)
—	(399,030)	—	(32,303)

(5,839,719)	(45,106,466)	(5,719,253)	(14,204,012)

149,788,016	392,517,386	101,887,324	63,015,716
4,595,316	35,783,508	4,998,547	10,146,808
(231,540,385)	(485,578,337)	(70,294,108)	(105,381,638)

(77,157,053)	(57,277,443)	36,591,763	(32,219,114)

(35,000,001)	(69,317,019)	50,123,266	(28,612,902)

872,417,468	941,734,487	211,078,690	239,691,592

$837,417,467	$872,417,468	$261,201,956	$211,078,690

$536,209	$960,195	$(251,334)	$713,946

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2011	Year Ended
	(Unaudited)	March 31, 2011

From operations:

Net investment income	$9,797,416	$26,098,671
Net realized gain (loss) from investment, futures, options and swap transactions	5,510,311	21,119,233
Net change in unrealized gain (loss) on investments, futures, options and swaps	44,885	3,192,343

Net increase (decrease) in net assets resulting from operations	15,352,612	50,410,247

Distributions to shareholders:

From net investment income
Class A Shares	(2,134,619)	(7,071,214)
Class B Shares	(135)	(832)
Class C Shares	(42,840)	(108,193)
Institutional Shares	(5,920,874)	(16,412,681)
Service Shares	(146,130)	(634,331)
Class IR Shares	(54,362)	(45,463)
From net realized gains
Class A Shares	—	(20,762,540)
Class B Shares	—	(35,659)
Class C Shares	—	(2,853,041)
Institutional Shares	—	(33,062,542)
Service Shares	—	(2,760,684)
Class IR Shares	—	(134,462)
From capital
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—

Total distributions to shareholders	(8,298,960)	(83,881,642)

From share transactions:

Proceeds from sales of shares	808,515,726	1,678,386,937
Reinvestment of distributions	6,917,686	65,271,987
Cost of shares redeemed	(940,330,953)	(2,720,285,918)

Net decrease in net assets resulting from share transactions	(124,897,541)	(976,626,994)

TOTAL DECREASE	(117,843,889)	(1,010,098,389)

Net assets:

Beginning of period	2,791,277,617	3,801,376,006

End of period	$2,673,433,728	$2,791,277,617

Accumulated undistributed (distribution in excess of) net investment income	$4,847,304	$3,348,848

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund
For the
Six Months Ended	For the Fiscal
September 30, 2011	Year Ended
(Unaudited)	March 31, 2011

$1,400,955	$5,067,338
(4,755,881)	(2,360,749)
1,167,498	(1,656,729)

(2,187,428)	1,049,860

(83,011)	(1,131,102)
—	—
—	—
(686,436)	(3,233,018)
(277)	(5,813)
(1,673)	(3,562)

—	—
—	—
—	—
—	—
—	—
—	—

—	(31,847)
—	(91,029)
—	(164)
—	(100)

(771,397)	(4,496,635)

116,175,113	292,793,748
538,253	2,636,012
(136,560,302)	(670,865,943)

(19,846,936)	(375,436,183)

(22,805,761)	(378,882,958)

414,803,477	793,686,435

$391,997,716	$414,803,477

$355,770	$(273,788)

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$9.60	$0.05	$(0.12)	$(0.07)	$(0.05)
2011 - B	9.58	0.01	(0.11)	(0.10)	(0.01)
2011 - Institutional	9.59	0.06	(0.12)	(0.06)	(0.06)
2011 - Administration	9.62	0.05	(0.12)	(0.07)	(0.05)
2011 - IR	9.58	0.05	(0.10)	(0.05)	(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	9.67	0.10	(0.07)	0.03	(0.10)
2011 - B	9.66	0.03	(0.08)	(0.05)	(0.03)
2011 - Institutional	9.66	0.13	(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11	(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09	(0.04)	0.05	(0.09)

2010 - A	9.51	0.12	0.19	0.31	(0.15)
2010 - B	9.50	0.07	0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16	0.18	0.34	(0.18)
2010 - Administration	9.53	0.14	0.18	0.32	(0.16)

2009 - A	9.67	0.28	(0.12)	0.16	(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (Commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.48	(0.77)%	$197,515	0.64	%(c)	0.69	%(c)	0.94	%(c)	42%
9.47	(1.04)	656	1.39	(c)	1.44	(c)	0.20	(c)	42
9.47	(0.60)	464,869	0.30	(c)	0.35	(c)	1.28	(c)	42
9.50	(0.72)	2,415	0.55	(c)	0.60	(c)	1.03	(c)	42
9.47	(0.55)	3,711	0.39	(c)	0.44	(c)	1.09	(c)	42

9.60	0.29	225,355	0.63		0.68		1.01		71
9.58	(0.56)	929	1.38		1.43		0.26		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(c)	0.43	(c)	1.39	(c)	71

9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66

9.51	1.73	48,001	0.59		0.78		2.94		180
9.50	1.08	2,218	1.34		1.53		2.21		180
9.50	2.07	222,638	0.25		0.44		3.30		180
9.53	1.92	295	0.50		0.69		3.04		180

9.67	1.32	40,286	0.58	(c)	0.76	(c)	3.90	(c)	8
9.65	0.91	3,501	1.33	(c)	1.51	(c)	3.16	(c)	8
9.66	1.47	228,300	0.24	(c)	0.42	(c)	4.26	(c)	8
9.68	1.36	266	0.49	(c)	0.67	(c)	4.29	(c)	8

9.72	4.43	40,505	0.61		0.79		4.46		87
9.70	1.16	5,230	1.36	(c)	1.54	(c)	3.87	(c)	87
9.70	4.82	236,210	0.25		0.43		4.82		87
9.72	4.88	254	0.50		0.68		4.40		87

9.73	4.26	36,333	0.62		0.78		3.77		67
9.72	4.66	173,430	0.25		0.41		4.15		67
9.71	4.29	1,703	0.50		0.66		3.91		67

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$14.95	$0.09	$0.76	$0.85	$(0.10)	$—	$(0.10)
2011 - B	14.95	0.04	0.75	0.79	(0.04)	—	(0.04)
2011 - C	14.95	0.04	0.75	0.79	(0.04)	—	(0.04)
2011 - Institutional	14.92	0.12	0.77	0.89	(0.13)	—	(0.13)
2011 - Service	14.91	0.08	0.76	0.84	(0.09)	—	(0.09)
2011 - IR	14.94	0.11	0.76	0.87	(0.12)	—	(0.12)
2011 - R	14.93	0.07	0.77	0.84	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - B	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)

2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)

2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (Commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (d)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (d)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (d)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (d)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (d)	(0.54)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratio of			Portfolio
		Net assets,	Ratio of		Ratio of		net investment			turnover rate
Net asset		end of	net expenses		total expenses		income		Portfolio	(excluding the
value, end	Total	period	to average		to average		to average		turnover	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate	dollar rolls)

$15.70	5.71%	$421,881	0.92	%(c)	1.00	%(c)	1.22	%(c)	430%	303%
15.70	5.31	14,320	1.67	(c)	1.75	(c)	0.47	(c)	430	303
15.70	5.31	32,013	1.67	(c)	1.75	(c)	0.47	(c)	430	303
15.68	5.96	257,045	0.58	(c)	0.66	(c)	1.56	(c)	430	303
15.66	5.70	94,084	1.08	(c)	1.16	(c)	1.05	(c)	430	303
15.69	5.84	1,227	0.67	(c)	0.75	(c)	1.44	(c)	430	303
15.69	5.65	16,847	1.17	(c)	1.25	(c)	0.96	(c)	430	303

14.95	3.63	442,915	0.92		0.99		1.53		545	383
14.95	2.86	17,358	1.67		1.74		0.79		545	383
14.95	2.86	33,279	1.67		1.74		0.78		545	383
14.92	3.92	266,217	0.58		0.65		1.86		545	383
14.91	3.40	98,072	1.08		1.15		1.36		545	383
14.94	3.89	663	0.67		0.74		1.74		545	383
14.93	3.31	13,913	1.17		1.24		1.24		545	383

15.18	4.48	513,457	0.92		1.00		2.74		366	280
15.18	3.70	29,438	1.67		1.75		2.02		366	280
15.18	3.68	39,255	1.67		1.75		1.99		366	280
15.16	4.84	253,997	0.58		0.66		3.06		366	280
15.15	4.32	100,242	1.08		1.16		2.56		366	280
15.18	4.67	239	0.67		0.75		2.68		366	280
15.17	4.22	5,106	1.17		1.25		2.21		366	280

15.14	5.00	574,520	0.92		0.98		3.84		386	373
15.14	4.22	45,916	1.67		1.73		3.10		386	373
15.14	4.19	42,004	1.67		1.73		3.07		386	373
15.12	5.37	245,475	0.58		0.64		4.21		386	373
15.11	4.85	90,132	1.08		1.14		3.66		386	373
15.14	5.19	11	0.67		0.73		4.06		386	373
15.14	4.85	43	1.17		1.23		3.55		386	373

15.07	3.63	512,301	0.90	(c)	0.99	(c)	4.20	(c)	161	119
15.07	3.31	50,078	1.65	(c)	1.74	(c)	3.46	(c)	161	119
15.07	3.37	30,010	1.65	(c)	1.74	(c)	3.44	(c)	161	119
15.05	3.79	300,342	0.56	(c)	0.65	(c)	4.56	(c)	161	119
15.04	3.57	59,449	1.06	(c)	1.15	(c)	4.03	(c)	161	119
15.08	1.85	10	0.66	(c)	0.78	(c)	4.24	(c)	161	119
15.08	1.65	10	1.16	(c)	1.28	(c)	3.86	(c)	161	119

14.79	5.13	434,917	0.94		1.02		4.11		141	117
14.79	4.34	49,393	1.69		1.77		3.44		141	117
14.78	4.35	22,078	1.69		1.77		3.37		141	117
14.77	5.45	323,764	0.58		0.66		4.49		141	117
14.76	5.00	45,154	1.08		1.16		3.99		141	117

14.64	4.40	432,762	0.95		1.04		3.77		766	690
14.64	3.62	18,713	1.70		1.79		3.03		766	690
14.63	3.63	16,931	1.70		1.79		3.04		766	690
14.63	4.86	146,784	0.58		0.67		4.18		766	690
14.61	4.27	23,461	1.08		1.17		3.67		766	690

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income (loss)		gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$10.95	$0.22	(b)	$0.70	$0.92	$(0.27)	$—	$—	$(0.27)
2011 - C	10.99	0.18	(b)	0.70	0.88	(0.23)	—	—	(0.23)
2011 - Institutional	10.99	0.24	(b)	0.70	0.94	(0.29)	—	—	(0.29)
2011 - IR	10.97	0.20	(b)	0.73	0.93	(0.28)	—	—	(0.28)
2011 - R	10.98	0.21	(b)	0.69	0.90	(0.25)	—	—	(0.25)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	10.89	0.19	(b)	0.61	0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11	(b)	0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22	(b)	0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22	(b)	0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17	(b)	0.61	0.78	(0.14)	(0.57)	—	(0.71)

2010 - A	10.51	0.31	(b)	0.29	0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21	(b)	0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33	(b)	0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23	(b)	0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20	(b)	0.37	0.57	(0.19)	—	—	(0.19)

2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

FOR THE PERIOD ENDED MARCH 31,
2008 - A (Commenced August 31, 2007)	10.00	0.27	(b)	0.93	1.20	(0.13)	—	—	(0.13)
2008 - C (Commenced August 31, 2007)	10.00	0.29	(b)	0.91	1.20	(0.09)	—	—	(0.09)
2008 - Institutional (Commenced August 31, 2007)	10.00	0.24	(b)	1.02	1.26	(0.15)	—	—	(0.15)
2008 - IR (Commenced November 30, 2007)	10.56	0.17	(b)	0.46	0.63	(0.10)	—	—	(0.10)
2008 - R (Commenced November 30, 2007)	10.56	0.16	(b)	0.45	0.61	(0.08)	—	—	(0.08)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

$11.60	8.46%	$109,011	0.64	%(c)	0.81	%(c)	3.87	%(c)	152%
11.64	8.03	24,175	1.39	(c)	1.56	(c)	3.21	(c)	152
11.64	8.62	124,252	0.30	(c)	0.47	(c)	4.24	(c)	152
11.62	8.58	2,351	0.39	(c)	0.56	(c)	3.46	(c)	152
11.63	8.31	1,413	0.89	(c)	1.06	(c)	3.60	(c)	152

10.95	7.53	79,215	0.67		0.83		1.71		211
10.99	6.72	22,111	1.42		1.58		0.96		211
10.99	7.88	108,491	0.33		0.49		1.99		211
10.97	7.80	116	0.42		0.58		1.93		211
10.98	7.36	1,145	0.92		1.08		1.50		211

10.89	5.76	83,263	0.67		0.91		2.88		82
10.93	5.05	21,962	1.42		1.66		1.91		82
10.93	6.20	133,980	0.33		0.57		3.05		82
10.91	6.01	125	0.42		0.66		2.15		82
10.91	5.49	361	0.92		1.16		1.86		82

10.51	(2.68)	45,855	0.67		1.19		0.41		44
10.54	(3.49)	6,890	1.42		1.94		(0.57)		44
10.54	(2.33)	46,706	0.33		0.85		(0.25)		44
10.53	(2.45)	10	0.42		0.94		1.44		44
10.53	(2.90)	11	0.92		1.44		1.01		44

11.07	12.09	20,155	0.67	(c)	4.22	(c)	4.37	(c)	1
11.11	12.02	3,031	1.42	(c)	4.97	(c)	4.61	(c)	1
11.11	12.62	11,765	0.32	(c)	3.87	(c)	3.95	(c)	1
11.09	5.98	11	0.42	(c)	4.68	(c)	4.80	(c)	1
11.09	5.81	11	0.92	(c)	5.18	(c)	4.31	(c)	1

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$10.23	$0.03	$0.02	$0.05	$(0.02)	$—	$(0.02)
2011 - B	10.20	0.01	0.01	0.02	— (c)	—	— (c)
2011 - C	10.17	0.01	0.01	0.02	— (c)	—	— (c)
2011 - Institutional	10.20	0.05	0.02	0.07	(0.04)	—	(0.04)
2011 - Service	10.19	0.02	0.02	0.04	(0.02)	—	(0.02)
2011 - IR	10.24	0.04	0.03	0.07	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	10.37	0.06	0.06	0.12	(0.06)	(0.20)	(0.26)
2011 - B	10.33	0.01	0.06	0.07	— (c)	(0.20)	(0.20)
2011 - C	10.30	0.01	0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10	0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05	0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09	0.06	0.15	(0.08)	(0.20)	(0.28)

2010 - A	10.36	0.16	0.19	0.35	(0.17)	(0.17)	(0.34)
2010 - B	10.32	0.11	0.17	0.28	(0.10)	(0.17)	(0.27)
2010 - C	10.30	0.08	0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19	0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14	0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16	0.21	0.37	(0.19)	(0.17)	(0.36)

2009 - A	10.14	0.27	0.31	0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22	0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19	0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31	0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25	0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30	0.31	0.61	(0.34)	(0.05)	(0.39)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.79	0.17	0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15	0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14	0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18	0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16	0.33	0.49	(0.15)	—	(0.15)
2008 - IR (Commenced November 30, 2007)	9.91	0.15	0.21	0.36	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.67	0.37	0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33	0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26	0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26	0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37	0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32	0.03	0.35	(0.33)	—	(0.33)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratio of			Portfolio
		Net assets,	Ratio of		Ratio of		net investment			turnover rate
Net asset		end of	net expenses		total expenses		income		Portfolio	(excluding the
value, end	Total	period	to average		to average		to average		turnover	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate	dollar rolls)

$10.26	0.52%	$897,596	0.80	%(d)	0.88	%(d)	0.57	%(d)	165%	145%
10.22	0.21	681	1.22	(d)	1.63	(d)	0.14	(d)	165	145
10.19	0.23	108,922	1.18	(d)	1.63	(d)	0.19	(d)	165	145
10.23	0.69	1,544,001	0.46	(d)	0.54	(d)	0.90	(d)	165	145
10.21	0.34	80,972	0.96	(d)	1.04	(d)	0.42	(d)	165	145
10.27	0.65	41,263	0.55	(d)	0.63	(d)	0.83	(d)	165	145

10.23	1.11	1,013,335	0.82		0.87		0.61		312	255
10.20	0.69	1,033	1.35		1.62		0.09		312	255
10.17	0.74	126,533	1.31		1.62		0.12		312	255
10.20	1.56	1,512,908	0.48		0.53		0.95		312	255
10.19	1.05	128,073	0.98		1.03		0.45		312	255
10.24	1.46	9,395	0.57		0.62		0.85		312	255

10.37	3.38	1,503,139	0.84		0.88		1.53		175	166
10.33	2.78	3,797	1.44		1.63		1.05		175	166
10.30	2.53	179,424	1.59		1.63		0.80		175	166
10.33	3.64	1,921,023	0.50		0.54		1.84		175	166
10.32	3.23	190,628	1.00		1.04		1.31		175	166
10.37	3.64	3,366	0.59		0.63		1.54		175	166

10.36	5.90	933,942	0.86		0.91		2.63		308	307
10.32	5.29	5,698	1.46		1.66		2.01		308	307
10.30	5.25	122,944	1.61		1.66		1.84		308	307
10.33	6.28	850,831	0.52		0.57		3.11		308	307
10.31	5.76	85,020	1.02		1.07		2.43		308	307
10.36	6.16	62	0.61		0.66		2.99		308	307

10.14	5.23	393,830	0.88	(d)	0.94	(d)	4.11	(d)	61	55
10.10	4.88	7,975	1.48	(d)	1.69	(d)	3.52	(d)	61	55
10.07	4.83	40,967	1.63	(d)	1.69	(d)	3.36	(d)	61	55
10.11	5.29	761,654	0.53	(d)	0.59	(d)	4.44	(d)	61	55
10.09	5.08	8,429	1.03	(d)	1.09	(d)	3.96	(d)	61	55
10.14	3.67	10	0.63	(d)	0.69	(d)	4.30	(d)	61	55

9.79	5.25	303,073	0.90		0.97		3.85		102	96
9.76	4.65	9,263	1.50		1.71		3.26		102	96
9.73	4.51	29,944	1.65		1.72		3.10		102	96
9.77	5.77	630,240	0.54		0.61		4.23		102	96
9.75	5.14	8,141	1.04		1.10		3.68		102	96

9.67	3.84	323,915	0.91		0.99		3.35		100	100
9.64	3.24	14,433	1.51		1.74		2.73		100	100
9.61	3.09	41,691	1.66		1.74		2.59		100	100
9.64	4.13	468,033	0.54		0.62		3.72		100	100
9.63	3.72	12,177	1.04		1.12		3.22		100	100

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011 - A	$8.81	$0.02	$(0.07)	$(0.05)	$(0.01)
2011 - Institutional	8.82	0.04	(0.09)	(0.05)	(0.02)
2011 - Service	8.86	0.02	(0.09)	(0.07)	—	(d)
2011 - IR	8.81	0.03	(0.08)	(0.05)	(0.02)

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	8.86	0.06	(0.06)	—	(0.05	)(e)
2011 - Institutional	8.86	0.09	(0.05)	0.04	(0.08	)(e)
2011 - Service	8.90	0.04	(0.04)	—	(0.04	)(e)
2011 - IR	8.85	0.08	(0.05)	0.03	(0.07	)(e)

2010 - A	8.77	0.10	0.16	0.26	(0.17	)(e)
2010 - Institutional	8.77	0.13	0.16	0.29	(0.20	)(e)
2010 - Service	8.81	0.11	0.13	0.24	(0.15	)(e)
2010 - IR	8.76	0.10	0.18	0.28	(0.19	)(e)

2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (Commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	0.05	0.37	(0.37)
2006 - Institutional	9.28	0.35	0.05	0.40	(0.41)
2006 - Service	9.31	0.31	0.05	0.36	(0.36)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Includes a return of capital amounting to less than $0.005 per share.

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$8.75	(0.61)%	$111,829	0.76	%(c)	0.89	%(c)	0.47	%(c)	86%	81%
8.75	(0.55)	278,762	0.42	(c)	0.55	(c)	0.81	(c)	86	81
8.79	(0.76)	742	0.85	(c)	1.06	(c)	0.38	(c)	86	81
8.74	(0.60)	664	0.51	(c)	0.64	(c)	0.74	(c)	86	81

8.81	0.00	118,804	0.82		0.87		0.65		175	139
8.82	0.45	293,924	0.48		0.53		1.00		175	139
8.86	(0.05)	924	0.98		1.03		0.49		175	139
8.81	0.36	1,151	0.57		0.62		0.93		175	139

8.86	2.96	303,400	0.83		0.87		1.14		111	111
8.86	3.31	487,133	0.49		0.53		1.45		111	111
8.90	2.78	2,702	0.99		1.03		1.29		111	111
8.85	3.22	451	0.58		0.62		1.19		111	111

8.77	(0.26)	97,936	0.83		0.90		3.39		163	163
8.77	0.07	141,806	0.49		0.56		3.74		163	163
8.81	(0.42)	2,919	0.99		1.06		3.22		163	163
8.76	(0.13)	10	0.58		0.65		3.81		163	163

9.14	0.31	90,398	0.81	(c)	0.87	(c)	3.94	(c)	28	10
9.14	0.46	422,242	0.47	(c)	0.53	(c)	4.26	(c)	28	10
9.18	0.25	3,620	0.98	(c)	1.04	(c)	3.81	(c)	28	10
9.14	0.20	10	0.57	(c)	0.60	(c)	3.93	(c)	28	10

9.28	5.02	106,648	0.85		0.89		3.86		94	78
9.28	5.41	406,895	0.49		0.53		4.22		94	78
9.32	4.86	3,590	0.49		1.02		3.68		94	78

9.27	4.20	122,379	0.86		0.91		3.46		57	57
9.27	4.36	317,956	0.49		0.54		3.83		57	57
9.31	3.93	17,478	0.99		1.04		3.32		57	57

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Enhanced Income	A, B, Institutional, Administration and IR	Diversified

Government Income	A, B, C, Institutional, Service, IR and R	Diversified

Inflation Protected Securities	A, C, Institutional, IR and R	Diversified

Short Duration Government	A, B, C, Institutional, Service and IR	Diversified

Ultra-Short Duration Government	A, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 3.75%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, (2.00% to zero for Short Duration Government Fund), depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00% (0.65% for Short Duration Government Fund), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business day. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Funds are informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

F. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

G. Mortgage Dollar Rolls — Certain Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

H. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

I. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

J. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

K. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of September 30, 2011:

ENHANCED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$393,497,544	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	6,842,667	42,201,717	—
Asset-Backed Securities	—	47,197,224	—
Foreign Debt Obligations	4,770,683	28,256,627	—
Government Guarantee Obligations	—	141,757,990	—
Short-term Investments	—	5,500,000	—

Total	$11,613,350	$658,411,102	$—

Derivative Type

Assets
Futures Contracts*	$38,022	$—	$—
Credit Default Swap Contracts	—	56,600	—

Total	$38,022	$56,600	$—

Liabilities
Futures Contracts*	$(1,856,652)	$—	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

GOVERNMENT INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$373,205,737	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	155,104,390	110,531,919	—
Asset-Backed Securities	—	22,341,645	—
Government Guarantee Obligations	—	101,121,441	—
Municipal Debt Obligations	—	2,407,040	—
Short-term Investments	—	190,900,000	—

Total	$155,104,390	$800,507,782	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(8,658,359)	$—

Derivative Type

Assets
Futures Contracts*	$939,615	$—	$—

Liabilities
Futures Contracts*	$(246,227)	$—	$—
Interest Rate Swap Contracts	—	(4,742,281)	—
Written Options Contracts	—	(544,973)	—

Total	$(246,227)	$(5,287,254)	$—

INFLATION PROTECTED SECURITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$2,856,023	$—
Government Guarantee Obligations	—	1,102,288	—
U.S. Treasury Obligations	250,276,296	—	—

Total	$250,276,296	$3,958,311	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

INFLATION PROTECTED SECURITIES (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$267,837	$—	$—
Interest Rate Swap Contracts	—	266,143	—

Total	$267,837	$266,143	$—

Liabilities
Futures Contracts*	$(128,210)	$—	$—
Interest Rate Swap Contracts	—	(356,625)	—
Written Options Contracts	—	(119,813)	—

Total	$(128,210)	$(476,438)	$—

SHORT DURATION GOVERNMENT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$1,152,552,543	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	456,823,158	953,103,202	—
Government Guarantee Obligations	—	342,911,067	—
Short-term Investments	—	96,900,000	—

Total	$456,823,158	$2,545,466,812	$—

Liabilities
Fixed Income
Mortgage Backed Obligations — Forward Sales Contracts	$—	$(1,027,031)	$—

Derivative Type

Assets
Futures Contracts*	$1,741,193	$—	$—
Interest Rate Swap Contracts	—	274,330	—

Total	$1,741,193	$274,330	$—

Liabilities
Futures Contracts*	$(3,011,801)	$—	$—
Interest Rate Swap Contracts	—	(43,612,476)	—
Written Options Contracts	—	(1,920,905)	—

Total	$(3,011,801)	$(45,533,381)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

ULTRA-SHORT DURATION GOVERNMENT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$140,106,697	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	43,336,548	26,311,210	—
Asset-Backed Securities	—	53,515,554	—
Government Guarantee Obligations	—	84,799,308	—
Short-term Investments	—	52,500,000	—

Total	$43,336,548	$357,232,769	$—

Derivative Type

Assets
Futures Contracts*	$36,980	$—	$—
Interest Rate Swap Contracts	—	2,656,391	—

Total	$36,980	$2,656,391	$—

Liabilities
Futures Contracts*	$(352,914)	$—	$—
Interest Rate Swap Contracts	—	(8,284,716)	—
Written Options Contracts	—	(239,627)	—

Total	$(352,914)	$(8,524,343)	$—

*	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended September 30, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of September 30, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Due from broker — variation margin	$38,022	(a)	Due to broker — variation margin	$(1,856,652	)(a)

Credit	Receivables for swap contracts, at value	56,600		Payable for swap contracts, at value	—

Total		$94,622			$(1,856,652)

Government Income

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Due from broker — variation margin	$939,615	(a)	Options written, at value; Payables for swap contracts, at value; Due to broker — variation margin	$(5,533,481	)(a)(b)

Inflation Protected Securities

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Due from broker — variation margin; Receivables for swap contracts, at value	$533,980	(a)	Options written, at value; Payables for swap contracts, at value; Due to broker — variation margin	$(604,648	)(a)(b)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Government

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivable for swap contracts; Due from broker — variation margin	$2,015,523	(a)	Options written, at value; Payables for swap contracts, at value; Due to broker — variation margin	$(48,545,182	)(a)(b)

Ultra-Short Duration Government

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivable for swap contracts, at value; Due from broker — variation margin	$2,693,371	(a)	Options written, at value; Payables for swap contracts, at value; Due to broker — variation margin	$(8,877,257	)(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $4,742,281, $356,625, $43,612,476 and $8,284,716 for Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures and swap contracts	$(10,557,704)	$1,686,388	2,069

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(23,683)	(38,773)	2

Total		$(10,581,387)	$1,647,615	2,071

Government Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investment transactions, futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$7,246,020	$531,420	1,674

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Inflation Protected Securities

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investment transactions, futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(695,647)	$167,639	443

Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(7,131,631)	$(21,906,500)	11,587

Ultra-Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investment transactions, futures transactions, swap contracts and written options/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(6,094,923)	$(106,207)	1,523

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.20%[1]

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	[2]

Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.22	[2]

Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.46	0.41	[3]

Ultra-Short Duration Government	0.40	0.36	0.34	0.33	0.32	0.40	0.33	[4]

1	GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.20% as an annual percentage rate of the average daily net assets of the Fund through at least July 29, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.
2	Effective June 30, 2011, GSAM has agreed to waive a portion of its management fee in order to achieve effective net management fee rates of 0.53% and 0.20% as an annual percentage rate of the average daily net assets of the Government Income and Inflation Protected Securities Funds, respectively, through at least July 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.25% as an annual percentage rate of the Inflation Protected Securities Fund’s average daily net assets.
3	GSAM has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% as an annual percentage rate of the Fund’s average daily net assets. This management fee is temporary and may be modified or terminated at any time at the option of GSAM, without shareholder approval.
4	Effective June 30, 2011, GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.31% as an annual percentage rate of the average daily net assets of the Fund through at least July 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM voluntarily agreed to waive a portion of its management fee equal to 0.05% as an annual percentage rate of the Fund’s average daily net assets.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class B shares in an amount equal to a minimum of 0.15% of the average daily net assets. Goldman Sachs has also agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class C Shares, in an amount equal to a minimum of 0.35% of the average daily net assets attributable to Class C Shares. These arrangements will remain in place through at least July 29, 2012, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.
For the six months ended September 30, 2011, Goldman Sachs waived a portion of the distribution and service fees equal to 0.32% and 0.37% of the average daily net assets attributable to the Class B and Class C Shares of the Short Duration Government Fund, respectively.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended September 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Enhanced Income	$900	$—	N/A

Government Income	3,900	—	$—	*

Inflation Protected Securities	9,900	N/A	—

Short Duration Government	5,500	—	—	*

Ultra-Short Duration Government	1,200	N/A	N/A

*	Amount is less than $100.

D. Service Plan, Shareholder Administration Plan and Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. In addition, the Trust, on behalf of the Enhanced Income Fund, has adopted an Administration Plan for Administration Shares. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares. The Administration Plan provides compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Administration Shares.
For the six months ended September 30, 2011, Goldman Sachs waived a portion of the service fees equal to 0.08% of the average daily net assets attributable to the Service Shares of the Ultra-Short Duration Government Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Administration and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds as an annual percentage rate of average daily net assets are 0.064%, 0.004%, 0.044%, 0.004% and 0.054%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class A	Class B	Class C	Service		Other	Total
	Management	Distribution and	Distribution and	Distribution and	Class	Custody Fee	Expense	Expense
Fund	Fees	Service Fees	Service Fees	Service Fees	Fees	Credits	Reimbursements	Reductions

Enhanced Income	$198	$—	$— *	N/A	N/A	$—	$—	$198

Government Income	21	—	—	$—	—	1	310	332

Inflation Protected Securities	127	—	N/A	— *	N/A	— *	75	202

Short Duration Government	666	—	1	214	—	2	400	1,283

Ultra-Short Duration Government	137	— *	N/A	N/A	— *	1	126	264

*	Amount is less than $500.

As of September 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Enhanced Income	$125	$42	$40	$207

Government Income	368	130	64	562

Inflation Protected Securities	51	42	18	111

Short Duration Government	893	244	163	1,300

Ultra-Short Duration Government	96	21	20	137

G. Line of Credit Facility — As of September 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended September 30, 2011, Goldman Sachs earned approximately $19,200, $32,300, $7,600, $135,000 and $20,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively.
As of September 30, 2011, the Goldman Sachs Balanced Strategy Portfolio was the beneficial owner of approximately 6% of the total outstanding shares of the Short Duration Government Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2011, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Enhanced Income	$144,760,532	$139,833,794	$150,400,600	$184,234,111

Government Income	3,566,689,119	27,354,833	3,624,654,177	52,701,083

Inflation Protected Securities	379,422,149	3,674,855	348,885,462	6,679,207

Short Duration Government	4,235,049,006	149,903,922	4,022,155,844	215,511,174

Ultra-Short Duration Government	287,625,456	25,362,621	309,734,429	37,332,147

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2011, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Capital loss carryforward:(1)
Expiring 2012	$(7,658,641)	$—	$—	$—	$(24,528,394)
Expiring 2013	(352,397)	—	—	—	(7,818,636)
Expiring 2014	(320,682)	—	—	—	(2,842,873)
Expiring 2015	(987,433)	—	—	—	(4,261,952)
Expiring 2016	(2,472,185)	—	—	—	—
Expiring 2018	(1,658,767)	—	—	—	(21,924,176)
Expiring 2019	(9,056,394)	—	—	—	(2,415,726)

Total capital loss carryforward	$(22,506,499)	$—	$—	$—	$(63,791,757)

Timing differences (Income Distributions Payable, Post-October and Straddle Loss Deferrals)	$(185,340)	$(9,658,263)	$(2,544,066)	$(19,652,817)	$(366,361)

(1)	Expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

7. TAX INFORMATION (continued)

As of September 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
	Income	Income	Securities	Government	Government

Tax Cost	$664,955,452	$921,232,848	$248,199,745	$2,955,267,127	$395,810,660

Gross unrealized gain	6,518,179	35,868,064	8,128,944	48,426,864	5,543,285
Gross unrealized loss	(1,449,179)	(1,488,740)	(2,094,082)	(1,404,021)	(784,628)

Net unrealized security gain	$5,069,000	$34,379,324	$6,034,862	$47,022,843	$4,758,657

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, and differences related to the tax treatment of swap transactions, premium amortization, and the accretion of market discount.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds the sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,686,540	$63,936,904	19,440,715	$187,209,531
Reinvestment of distributions	104,875	1,000,956	264,207	2,542,595
Shares converted from Class B(a)	14,404	137,498	14,583	140,050
Shares redeemed	(9,460,724)	(90,323,745)	(34,691,986)	(333,994,278)

	(2,654,905)	(25,248,387)	(14,972,481)	(144,102,102)

Class B Shares
Shares sold	1	14	2,320	22,340
Reinvestment of distributions	81	772	263	2,527
Shares converted to Class A(a)	(14,422)	(137,498)	(14,607)	(140,050)
Shares redeemed	(13,351)	(127,048)	(35,262)	(338,994)

	(27,691)	(263,760)	(47,286)	(454,177)

Class C Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	18,315,463	174,608,832	48,101,646	462,794,515
Reinvestment of distributions	350,003	3,336,743	761,119	7,317,436
Shares redeemed	(29,930,807)	(284,823,452)	(76,254,815)	(733,636,705)

	(11,265,341)	(106,877,877)	(27,392,050)	(263,524,754)

Administration Shares
Shares sold	130,795	1,254,743	461,380	4,453,394
Reinvestment of distributions	681	6,511	3,017	29,115
Shares redeemed	(166,317)	(1,593,801)	(465,833)	(4,494,908)

	(34,841)	(332,547)	(1,436)	(12,399)

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(b)
Shares sold	431,768	4,107,669	105	1,010
Reinvestment of distributions	633	6,007	1	9
Shares redeemed	(40,557)	(384,410)	(1)	(10)

	391,844	3,729,266	105	1,009

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	(13,590,934)	$(128,993,305)	(42,413,148)	$(408,092,423)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund				Inflation Protected Securities Fund

For the Six Months Ended				For the Six Months Ended
September 30, 2011		For the Fiscal Year Ended		September 30, 2011		For the Fiscal Year Ended
(Unaudited)		March 31, 2011		(Unaudited)		March 31, 2011

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,870,718	$59,504,292	8,778,221	$135,188,180	4,192,138	$48,169,412	2,549,494	$28,571,874
158,359	2,428,273	1,383,626	20,772,104	170,820	1,943,924	357,545	3,859,872
84,646	1,304,276	234,586	3,585,400	—	—	—	—
(6,879,991)	(105,123,550)	(14,581,472)	(223,987,261)	(2,201,223)	(25,171,723)	(3,316,887)	(36,891,434)

(2,766,268)	(41,886,709)	(4,185,039)	(64,441,577)	2,161,735	24,941,613	(409,848)	(4,459,688)

58,783	911,119	104,228	1,613,537	—	—	—	—
2,368	36,253	54,929	821,417	—	—	—	—
(84,646)	(1,304,276)	(234,586)	(3,585,400)	—	—	—	—
(225,837)	(3,452,415)	(702,134)	(10,733,865)	—	—	—	—

(249,332)	(3,809,319)	(777,563)	(11,884,311)	—	—	—	—

403,244	6,217,361	803,481	12,385,702	501,147	5,711,822	670,684	7,507,981
4,166	63,787	75,161	1,123,233	22,983	262,323	70,474	759,059
(595,227)	(9,079,952)	(1,237,599)	(18,962,488)	(459,807)	(5,244,612)	(738,490)	(8,238,672)

(187,817)	(2,798,804)	(358,957)	(5,453,553)	64,323	729,533	2,668	28,368

4,306,152	65,640,459	12,570,688	192,487,186	3,944,903	45,510,189	2,345,782	26,017,539
102,926	1,575,849	597,997	8,965,352	241,517	2,758,245	502,876	5,479,084
(5,852,285)	(89,885,749)	(12,083,997)	(186,078,281)	(3,387,212)	(39,766,553)	(5,235,834)	(60,061,659)

(1,443,207)	(22,669,441)	1,084,688	15,374,257	799,208	8,501,881	(2,387,176)	(28,565,036)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

880,961	13,533,278	2,446,287	37,613,044	—	—	—	—
26,287	402,187	236,948	3,542,686	—	—	—	—
(1,478,430)	(22,613,890)	(2,723,653)	(41,601,376)	—	—	—	—

(571,182)	(8,678,425)	(40,418)	(445,646)	—	—	—	—

39,474	611,423	38,052	589,945	191,545	2,221,871	540	5,928
409	6,289	2,446	36,659	441	5,047	817	8,837
(6,067)	(93,944)	(11,880)	(179,393)	(181)	(2,062)	(2,252)	(24,261)

33,816	523,768	28,618	447,211	191,805	2,224,856	(895)	(9,496)

220,853	3,370,084	823,440	12,639,792	24,125	274,030	81,943	912,394
5,393	82,678	34,956	522,057	2,544	29,008	3,702	39,956
(84,041)	(1,290,885)	(263,157)	(4,035,673)	(9,546)	(109,158)	(14,394)	(165,612)

142,205	2,161,877	595,239	9,126,176	17,123	193,880	71,251	786,738

(5,041,785)	$(77,157,053)	(3,653,432)	$(57,277,443)	3,234,194	$36,591,763	(2,724,000)	$(32,219,114)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Six Months Ended
	September 30, 2011		For the Fiscal Year Ended
	(Unaudited)		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,471,260	$189,896,111	64,754,858	$672,446,649
Reinvestment of distributions	186,594	1,917,696	2,326,599	23,850,730
Shares converted from Class B(a)	646	6,654	70,273	731,804
Shares redeemed	(30,194,263)	(310,295,751)	(113,138,751)	(1,176,295,910)

	(11,535,763)	(118,475,290)	(45,987,021)	(479,266,727)

Class B Shares
Shares sold	1	21	341	3,468
Reinvestment of distributions	11	113	3,078	31,309
Shares converted to Class A(a)	(649)	(6,654)	(70,544)	(731,804)
Shares redeemed	(34,090)	(349,456)	(199,259)	(2,054,724)

	(34,727)	(355,976)	(266,384)	(2,751,751)

Class C Shares
Shares sold	1,024,586	10,466,452	3,846,667	39,721,924
Reinvestment of distributions	2,859	29,173	202,291	2,051,798
Shares redeemed	(2,787,553)	(28,458,835)	(9,024,199)	(92,983,431)

	(1,760,108)	(17,963,210)	(4,975,241)	(51,209,709)

Institutional Shares
Shares sold	55,115,452	564,959,110	88,992,219	922,360,134
Reinvestment of distributions	468,046	4,794,662	3,538,504	36,208,280
Shares redeemed	(52,932,353)	(542,303,002)	(130,128,550)	(1,347,087,112)

	2,651,145	27,450,770	(37,597,827)	(388,518,698)

Service Shares
Shares sold	570,313	5,838,163	3,389,908	35,069,983
Reinvestment of distributions	11,927	121,984	289,815	2,953,631
Shares redeemed	(5,227,228)	(53,442,154)	(9,580,452)	(99,050,138)

	(4,644,988)	(47,482,007)	(5,900,729)	(61,026,524)

Class IR Shares
Shares sold	3,628,778	37,355,869	846,419	8,784,779
Reinvestment of distributions	5,257	54,058	17,184	176,239
Shares redeemed	(532,703)	(5,481,755)	(270,583)	(2,814,603)

	3,101,332	31,928,172	593,020	6,146,415

NET DECREASE	(12,223,109)	$(124,897,541)	(94,134,182)	$(976,626,994)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund

For the Six Months Ended
September 30, 2011		For the Fiscal Year Ended
(Unaudited)		March 31, 2011

Shares	Dollars	Shares	Dollars

5,737,151	$50,398,449	12,179,749	$107,579,123
8,768	77,098	111,356	982,732
—	—	—	—
(6,443,865)	(56,640,569)	(33,063,768)	(291,840,315)

(697,946)	(6,165,022)	(20,772,663)	(183,278,460)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

7,444,065	65,422,824	20,801,266	183,769,611
52,232	459,219	186,314	1,645,667
(8,972,882)	(78,908,134)	(42,620,791)	(376,509,127)

(1,476,585)	(13,026,091)	(21,633,211)	(191,093,849)

717	6,344	60,812	540,450
30	263	445	3,951
(20,570)	(181,609)	(260,548)	(2,312,262)

(19,823)	(175,002)	(199,291)	(1,767,861)

39,571	347,496	102,458	904,564
190	1,673	415	3,662
(94,380)	(829,990)	(23,147)	(204,239)

(54,619)	(480,821)	79,726	703,987

(2,248,973)	$(19,846,936)	(42,525,439)	$(375,436,183)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund				Short Duration Government Fund				Ultra-Short Duration Government Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*	4/1/11	9/30/11		9/30/11*
Class A
Actual	$1,000.00	$992.30		$3.19	$1,000.00	$1,057.10		$4.73	$1,000.00	$1,084.60		$3.34	$1,000.00	$1,005.20		$4.01	$1,000.00	$993.90		$3.79
Hypothetical 5% return	1,000.00	1,021.80	+	3.23	1,000.00	1,020.40	+	4.65	1,000.00	1,021.80	+	3.23	1,000.00	1,021.00	+	4.04	1,000.00	1,021.20	+	3.84

Class B
Actual	1,000.00	989.60		6.91	1,000.00	1,053.10		8.57	N/A	N/A		N/A	1,000.00	1,002.10		6.11	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.05	+	7.01	1,000.00	1,016.65	+	8.42	N/A	N/A		N/A	1,000.00	1,018.90	+	6.16	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000.00	1,053.10		8.57	1,000.00	1,080.30		7.23	1,000.00	1,002.30		5.91	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.65	+	8.42	1,000.00	1,018.05	+	7.01	1,000.00	1,019.10	+	5.96	N/A	N/A		N/A

Institutional
Actual	1,000.00	994.00		1.50	1,000.00	1,059.60		2.99	1,000.00	1,086.20		1.56	1,000.00	1,006.90		2.31	1,000.00	994.50		2.09
Hypothetical 5% return	1,000.00	1,023.50	+	1.52	1,000.00	1,022.10	+	2.93	1,000.00	1,023.50	+	1.52	1,000.00	1,022.70	+	2.33	1,000.00	1,022.90	+	2.12

Administration
Actual	1,000.00	992.80		2.74	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.25	+	2.78	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000.00	1,057.00		5.55	N/A	N/A		N/A	1,000.00	1,003.40		4.81	1,000.00	992.40		4.23
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.60	+	5.45	N/A	N/A		N/A	1,000.00	1,020.20	+	4.85	1,000.00	1,020.75	+	4.29

Class IR
Actual	1,000.00	994.50		1.94	1,000.00	1,058.40		3.45	1,000.00	1,085.80		2.03	1,000.00	1,006.50		2.76	1,000.00	994.00		2.54
Hypothetical 5% return	1,000.00	1,023.50	+	1.97	1,000.00	1,021.65	+	3.39	1,000.00	1,023.05	+	1.97	1,000.00	1,022.25	+	2.78	1,000.00	1,022.45	+	2.58

Class R
Actual	N/A	N/A		N/A	1,000.00	1,056.50		6.02	1,000.00	1,083.10		4.63	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.15	+	5.91	1,000.00	1,020.55	+	4.50	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R

Enhanced Income	0.64%	1.39%	N/A	0.30%	0.55%	N/A	0.39%	N/A
Government Income	0.92	1.67	1.67%	0.58	N/A	1.08%	0.67	1.17%
Inflation Protected Securities	0.64	N/A	1.39	0.30	N/A	N/A	0.39	0.89
Short Duration Government	0.80	1.22	1.18	0.46	N/A	0.96	0.55	N/A
Ultra-Short Duration	0.76	N/A	N/A	0.42	N/A	0.85	0.51	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Enhanced Income, Goldman Sachs Government Income, Goldman Sachs Inflation Protected Securities, Goldman Sachs Short Duration Government and Goldman Sachs Ultra-Short Duration Government Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreements were most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, comparable institutional composites managed by the Investment Adviser (in the case of Enhanced Income, Inflation Protected Securities and Short Duration Government Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain management fees and reimburse certain expenses of the Funds that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor, to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s Class B and Class C Shares; and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service or Administration Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees also received information comparing the Enhanced Income, Inflation Protected Securities and Short Duration Government Funds’ performance to that of comparable institutional composites managed by the Investment Adviser. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Inflation Protected Securities Fund’s performance placed it in the top half of its peer group. The Independent Trustees also noted that the Enhanced Income, Government Income, Short Duration Government and Ultra-Short Duration Government Funds had each ranked in the bottom half of their respective peer groups. The Independent Trustees observed that several of the Funds had performance for multiple time periods that was in the bottom half of their respective peer groups, and that they had communicated their concerns to the Investment Adviser’s senior management. The Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (three-year, in the case of Inflation Protected Securities Fund) history comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Funds, as well as Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s Class B and Class C Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

			Inflation	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration
Average Daily	Income	Income	Securities	Government	Government
Net Assets	Fund	Fund	Fund	Fund	Fund

First $1 billion	0.25%	0.54%	0.33%	0.50%	0.40%
Next $1 billion	0.23	0.49	0.30	0.45	0.36
Next $3 billion	0.22	0.47	0.28	0.43	0.34
Next $3 billion	0.22	0.46	0.27	0.42	0.33
Over $8 billion	0.22	0.45	0.26	0.41	0.32

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Funds’ management fees and “other expenses” ratios (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the Short Duration Government Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 63379.MF.MED.TMPL/11/2011 SDFISAR11/66.9K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 7, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2011